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Exhibit 1.1

[Stamp:
REGISTERED AND ENTERED IN THE STATE REGISTER BY THE STATE REGISTRATION CHAMBER UNDER THE RF MINISTRY OF JUSTICE, 28 June, 2002 No. P-7882.16.5 First Deputy Chairman [signature] N.D. Makarova	Approved by the Annual General Meeting of Shareholders of Mobile TeleSystems Open Joint Stock Company Protocol No 6 of 21 June, 2002
Round Seal: STATE REGISTRATION CHAMBER UNDER THE MINISTRY OF JUSTICE OF THE RUSSIAN FEDERATION]

CHARTER OF MOBILE TELESYSTEMS OPEN JOINT STOCK COMPANY
(Restated version No 2)

Moscow, 2002

1.    General Provisions

        1.1.    Mobile TeleSystems Open Joint Stock Company (hereinafter the "Company") registered by the State Registration Chamber on March 1, 2000, registration No P-7882.16. The Company has been created and operates in accordance with the Civil Code of the Russian Federation, the Federal Law "On Joint Stock Companies", the Federal Law "On Foreign Investments in the Russian Federation" and other current legislation of the Russian Federation and this Charter.

        The Company was created by the consolidation of Mobile TeleSystems Closed Joint Stock Company (registered on October 28, 1993, by the Moscow Registration Chamber, registration number 027.941, and by the State Registration Chamber on September 21, 1994, registration number R-3566.16) and Russian Telephone Company Closed Joint Stock Company (registered by the Moscow Registration Chamber on July 21, 1995, registration number 634.535, and by the State Registration Chamber on August 19, 1996, registration number R-6068.16).

        The Company is the legal successor in respect of all rights and obligations of Mobile TeleSystems Closed Joint Stock Company and Russian Telephone Company Closed Joint Stock Company.

        The Company shall carry out its economic activity on the basis of current legislation of the Russian Federation and this Charter.

        This edition of the Charter has been approved in connection with bringing the Charter of the Company into conformity with Federal Law No. 120-FZ of 07 August 2001 "On the Incorporation of Amendments and Addenda to the Federal Law "On Joint Stock Companies"'.

        1.2.    The full trade name of the Company in the Russian language shall be: [text in Russian]

        The full trade name of the Company in the English language shall be: Mobile TeleSystems Open Joint Stock Company.

        The abbreviated trade name of the Company in Russian shall be: [text in Russian]

        The abbreviated trade name of the Company in English shall be: MTS OJSC

        1.3.    The Company shall be a legal entity under the legislation of the Russian Federation and have its own property and funds, an independent balance sheet, a settlement account and other accounts at banks (including a foreign currency account), a seal specifying the name of the Company in the Russian and English languages, letterhead bearing its name, its own logo and trademark, and other requisites.

        1.4.    The Company shall acquire the rights of a legal entity upon its state registration.

        1.5.    The duration of the Company shall be unlimited.

        1.6.    The shareholders of the Company ("Shareholders") shall not be liable for the obligations of the Company and shall bear the risk of losses associated with the Company's activity to the extent of the value of the Shares owned by them, and the Company shall not be liable for the obligations of the Shareholders.

        1.7.    The Company shall not be liable for the obligations of the State, nor shall the State be liable for the obligations of the Company.

        1.8.    In the course of its activity the Company may create branches and representative offices in accordance with current legislation in the territory of the Russian Federation and abroad, as well as participate in the capital of other organizations.

        1.9.    The official languages of the Company shall be English and Russian. The Company's documents shall be in the Russian language. The board of directors of the Company ("Board of Directors") shall, taking into account the provisions of this Charter, approve the list of the Company's documents that must be prepared in the English and Russian languages. The texts of such documents shall be authentic and have identical force.

        1.10.    The location of the Company shall be: Russia, 109147, Moscow, ul. Marksistskaya, d. 4.

2.    Purpose and Principal Lines of Activity

        2.1.    The purpose of the Company's economic activities shall be to obtain profits through the planning, marketing, and operation of a radiotelephone mobile cellular network in the regions specified in licenses issued by the Ministry of Communication of the Russian Federation. In order to achieve this purpose, the Company's activities shall include:

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  cooperation with national and/or international operators of the Global System for Mobile Communications (GSM) in the territory of the Russian Federation and elsewhere to provide for an optimum level of service to clients of the Company;

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  cooperation with particular operators of telephone networks in Moscow and the Russian Federation, as well as with the operators of international communication networks;

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  performance of settlements with clients, as well as commercial and financial management of the network in accordance with accepted international practice;

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  performance and marketing of additional services of mobile communication systems;

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  import, sales, leasing, installation and maintenance of terminals and related devices;

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  operation and maintenance of monitoring equipment for GSM networks; and

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  conduct of any other activity in accordance with resolutions of the Board of Directors and the Meeting of Shareholders that facilitate the achievement of the Company's principal goals.

        2.2.    The Company shall carry out foreign economic activities both independently and through other organizations entitled to operate on the foreign market in accordance with current legislation.

        2.3.    The Company may carry out activities for which a license is required only if it holds a valid license to carry out such activity or has entered into contractual relations with a holder of the appropriate license.

3.    Rights of the Company

        3.1.    In accordance with its purpose and lines of activity, the Company shall have the right:

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  to enter, both within the Russian Federation and elsewhere, into any legal transactions and to execute other legally significant actions regarding legal entities or individuals;

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  in the interests of the Company to own, use, and dispose of material assets and other assets transferred to the Company's ownership or use or acquired in the course of its economic activities, as well as monetary funds held in bank accounts, subject to the requirements of this Charter and current legislation;

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  to independently use profits that remain after taxes and other compulsory payments and settlements have been paid;

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  to acquire property rights and personal non-property rights and bear responsibilities; to be a claimant or respondent in a court or arbitration court or before an arbitral tribunal, and to perform other actions not contrary to legislation;

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  to acquire, alienate, and rent, in the Russian Federation and elsewhere, enterprises and movable and immovable property necessary for the Company's activity;

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  to independently plan its production and economic activities and the social development of its employees;

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  to use loans in rubles and in foreign currency at banks, organizations, and enterprises in the Russian Federation and elsewhere; to acquire foreign currency at auctions, on currency exchanges, and from legal entities and citizens on the terms established by current legislation;

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  to invest monetary funds in domestic loan bonds, bank certificates, and other securities in circulation; to hold auctions, lotteries, and exhibitions; and to conduct operations on commodity and stock exchanges;

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  to engage legal entities and individuals to work in the lines of its activity on the basis of civil-law contracts at wages agreed by the parties;

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  to independently set the total number of employees and their professional and qualification standards; to approve the permanent staff of the Company and the branches, representatives offices, and divisions created by it; to determine forms and systems of wages and the shift system of work, and to adopt resolutions on the implementation of combined accounting of work hours;

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  to use all non-prohibited means of communication (including international, telex, telephone, and facsimile);

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  to enjoy other rights provided for by current legislation.

4.    Rights and Obligations of the Company's Shareholders

        4.1.    In addition to the rights provided for by other articles of this Charter, the Shareholders shall have the right:

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  to freely assign the shares owned by them, including by way of sale, gift, bequest, pledge, or otherwise alienate or encumber their shares in any way, without the consent of the other Shareholders in accordance with applicable legislation, on condition of compliance with the provisions of this Charter;

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  to receive dividends;

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  to participate in direct or remote voting at the general meeting of shareholders of the Company ("General Meeting of Shareholders") on all issues within its competence;

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  to transfer voting right to other Shareholders or to their own representatives pursuant to power of attorney;

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  to nominate and elect candidates to the management and supervisory bodies of the Company in the manner and on the terms established by this Charter;

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  in the manner and on the terms established by this Charter, to submit for consideration by the management bodies of the Company, in accordance with their competence, proposals concerning the Company's activities, the state of its property, and the size of its profits and losses;

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  to elect and be elected to the management and supervisory bodies of the Company;

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  in the cases provided for by the Charter, to elect the working bodies of the General Meeting of Shareholders;

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  to demand the calling of an extraordinary General Meeting of Shareholders or an unscheduled audit of the Company's activities by the audit commission of the Company ("Audit Commission") or by an independent auditor in the manner and on the terms established by the legislation of the Russian Federation and this Charter;

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  to demand the redemption by the Company of some or all of the shares owned by them in the manner and in the cases established by the legislation of the Russian Federation and the Company's Charter.

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  in the event that the Company is liquidated, to receive a portion of its property;

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  to have free access to the Company's documents, in the manner established by the legislation of the Russian Federation and this Charter, and to receive copies thereof for a reasonable fee;

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  to exercise other rights provided for by this Charter, the legislation of the Russian Federation, and resolutions of the General Meeting of Shareholders adopted in accordance with its competence.

        4.2.    In addition to the obligations stipulated in other articles of this Charter, the Shareholders shall be obligated:

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  to pay for shares in the manner and amount and by the means established by the Civil Code of the Russian Federation, the Federal Law of the Russian Federation "On Joint Stock Companies," other legislation of the Russian Federation, the Company's Charter, and the Decision on Issuance of Securities;

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  to fulfill the requirements of the Charter and the resolutions of the General Meeting of Shareholders;

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  to refrain from any intentional activities that might cause harm to the Company;

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  not to divulge confidential information concerning the Company's activities.

        Shareholders who have not paid for their shares in full shall bear joint and several liability for the Company's obligations to the extent of the unpaid value of the shares belonging to them.

5.    Charter Capital of the Company

        5.1.    The Company shall have a charter capital equal to 199 332 613 rubles 80 kopecks (one hundred ninety-nine million three hundred thirty- two thousand six hundred thirteen rubles eighty kopecks), divided into 1 993 326 138 (one billion nine hundred ninety-three million three hundred twenty-six thousand one hundred thirty-eight) registered common shares with a par value of 0.1 (one-tenth) of one ruble (or 10 (ten) kopecks) each, acquired by shareholders.

        The charter capital shall consist of the aforesaid par value of registered common shares acquired by the Shareholders (placed shares), namely, 1 993 326 138 (one billion nine hundred ninety-three million three hundred twenty-six thousand one hundred thirty-eight) shares. The charter capital of the Company has been fully paid.

        5.2.    The charter capital may be changed pursuant to a resolution of the General Meeting of Shareholders or the Board of Directors in accordance with the Federal Law "On Joint Stock Companies" and other current legislation.

        5.3.    The charter capital of the Company shall be deemed to have been changed after the state registration of such change.

        5.4.    Increase of the charter capital.

        5.4.1.    The Company shall be entitled to increase the charter capital of the Company by increasing the par value of all placed shares or by placing additional shares.

        5.4.2.    Additional shares may be placed by the Company only within the limit of the number of authorized shares established by the Charter.

        5.5.    In addition to the placed registered common shares, the Company declares (shall have the right to place) 103 649 654 (one hundred and three million six hundred forty-nine thousand six hundred fifty-four) registered common shares with a par value of 0.1 (one-tenth) of one ruble each to a total par value of 10 364 965 rubles 40 kopecks (ten million three hundred sixty-four thousand nine hundred sixty-five rubles forty kopecks).

        After the placement the declared registered common shares of the Company grant the equal volume of rights, as provided for the placed registered shares of the Company by the article 4 of this Charter.

        5.6.    Decrease in the charter capital.

        5.6.1.    The charter capital of the Company may be decreased by decreasing the par value of all placed shares of the Company equally or by reducing their total number, including by acquiring and canceling some of the placed shares.

6.    Property and Funds of the Company

        6.1.    The property of the Company shall consist of fixed assets and working capital, material assets, securities, and other financial resources whose value is reported on the independent balance sheet of the Company.

        The sources for forming the property of the Company shall be:

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  funds received by legal succession in conjunction with the creation of the Company;

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  funds received from Shareholders in payment for shares;

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  income from the sale of products (work, services) produced by the Company;

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  loans from banks and other creditors;

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  other sources not prohibited by current legislation.

        6.2.    Profits remaining after the payment of taxes and other compulsory payments (net profit) shall be at the complete disposition of the Company.

        The Company may independently form the funds required for its activity. The Company shall independently determine the composition, purpose, sources of formation, and manner of use of funds.

        The Company establishes a reserve fund equal to 15 percent of the charter capital.

        Annual contributions to the reserve fund must be at least 5 percent of the Company's net profit until the level of 15 percent of the charter capital is attained.

        6.3.    The Company shall sell the products (works, services) produced by it at prices and tariffs set independently or contractually, or, in the cases provided for by current legislation of the Russian Federation, at prices set by the state.

        6.4.    Losses arising in the course of the Company's activity shall be covered out of the reserve fund and, in case of the insufficiency thereof, out of other sources.

7.    Shares

        7.1.    The Company shall have the right to issue registered common shares, preferred shares, and other securities provided for by legal acts of the Russian Federation. Preferred shares may be issued only after corresponding amendments have been made to the Charter of the Company pursuant to a resolution of the General Meeting of Shareholders. Owners of shares shall be registered in a Register of Shareholders, which must include the data required by legislation.

        7.2.    All common shares of the Company shall have the same par value and grant to the Shareholders who own them an identical amount of rights.

        7.3.    Common shares of the Company shall be voting shares in respect of all issues within the competence of the General Meeting of Shareholders.

        7.4.    In the event that the Company is liquidated, the Shareholders shall share in the distribution of its assets in the order of priority established by current legislation of the Russian Federation.

        7.5.    Shares shall be issued in uncertificated form, and payment for shares shall be made in accordance with the resolution respecting their placement.

        7.6.    In the event that it is impossible for a Shareholder to acquire a whole number of shares when exercising its preemptive right to acquire additional shares or during the consolidation of shares, parts of shares are formed ("fractional shares"). A fractional share grants the Shareholder who owns it the rights conferred by shares of the same category (class) in a volume corresponding to that fraction of a whole share which it represents.

        For the purposes of reflecting in the Charter of the Company the total number of placed shares, all placed fractional shares shall be summed up. If this does not yield a whole number, the number of placed shares shall be reflected in the Charter of the Company as a non-integral.

        Fractional shares shall circulate on a par with whole shares. In the event that one party acquires two or more fractional shares of the same category (class), such shares shall form one whole share and (or) a fractional share, equal to the sum of such fractional shares.

        7.7.    Procedure for alienation of shares of the Company.

        7.7.1.    Shares of the Company may be alienated in favor of third parties. A Shareholder may alienate his shares in the manner established by legislation without the consent of the other Shareholders at the price determined by agreement of the parties.

        7.7.2.    Unless otherwise established by law, the Company may acquire shares placed by it in accordance with the provisions of the Federal Law "On Joint Stock Companies" pursuant to a resolution of the General Meeting of Shareholders to reduce the charter capital of the Company by acquiring some of the placed shares for the purpose of decreasing their total number. Shares acquired by the Company on the basis of such a resolution shall be cancelled upon the acquisition thereof.

        The Company shall have the right to acquire shares it has placed by resolution of the Board of Directors.

The Company shall not have the right to adopt a resolution on acquisition of shares by the Company if the par value of shares of the Company which are in circulation is less than 90 percent of the charter capital of the Company.

Shares acquired by the Company in accordance with the second paragraph of this clause shall not confer the right to vote, shall not be counted when votes are tallied and no dividends shall accrue on them. Such shares shall be sold at their market value no later than one year from the date of their acquisition. If such is not the case, the General Meeting of Shareholders of the Company is obligated to adopt a resolution on reducing the charter capital of the Company by redeeming the aforementioned shares.

A resolution on acquiring shares shall specify the category (class) of shares that are to be acquired, the number of shares of each category (class) being acquired by the Company, the purchase price, the form and period of payment, and the period within which the shares are to be acquired.

Shares may be paid for with money or other property. The period within which shares are acquired cannot be less than 30 days.

The shareholder of the Company, who owns the shares of the category (class) of shares that are to be acquired by the Company, shall have a right to sell such shares to the Company and the Company is obligated to buy them. In the event that the total number of shares offered for sale to the Company by the shareholders is more than the total number of shares to be acquired by the Company, considering the restrictions imposed by current legislation of the Russian Federation, the shares shall be acquired on pro rata basis.

        7.7.3.    In the event of the reorganization or liquidation of a Shareholder that is a legal entity or the death of a Shareholder who is an individual, the successors (heirs) thereof shall become Shareholders of the Company. Inheritance or succession of shares shall take place in accordance with the general civil procedure.

        7.7.4.    A new owner of shares and other securities of the Company shall be obligated to communicate, within a reasonable period of time, all necessary details about himself for the purposes of their entry into the Register of Shareholders and Owners of Registered Securities of the Company.

        7.8.    Consolidation and splitting of shares.

        7.8.1.    The Company shall have the right, pursuant to a resolution of the General Meeting of Shareholders, to carry out a consolidation of placed shares, thereby causing two or more shares of the Company to be converted into one new share of the same category (class). Therewith, corresponding amendments regarding the par value and number of placed and authorized shares of the Company of respective category (class) shall be made to the Charter of the Company.

        7.8.2.    The Company shall have the right, pursuant to a resolution of the General Meeting of Shareholders, to conduct a split of placed shares of the Company, thereby causing one share of the Company to be converted into two or more shares of the Company of the same category (class). Therewith, corresponding amendments regarding the par value and number of placed and authorized shares of the Company of respective category (class) shall be made to the Charter of the Company.

8.    Placement of Shares and Other Securities of the Company.

        8.1.    Procedure and methods of placement of shares and other securities.

        8.1.1.    The Company shall place shares at the time of the Company's creation and when issuing additional shares.

        8.1.2.    The Company may effect the placement of additional shares and other securities through open subscription (public placement) or closed subscription (private placement) and conversion.

        In the event of the increase of the charter capital of the Company out of the Company's property the Company implements the placement of additional shares through distribution among shareholders in proportion to the number of shares owned by them.

        The methods of placement by the Company of additional shares and other securities shall be established by the resolution respecting their placement.

        A resolution on placement by closed subscription of shares and other securities convertible into shares as well as a resolution on placement by open subscription of shares and securities convertible into common shares constituting over 25 percent of previously placed common shares shall be adopted by the General Meeting of Shareholders by three quarters of votes of Shareholders of the voting shares that participate in the General Meeting of Shareholders.

        The increase of the charter capital of the Company out of the Company's property by the placement of additional shares through distribution among shareholders within the limit of the number and category (class) of the authorized shares only among shareholders in the number proportional to the number of shares owned by them, as well as the placement by open subscription of common shares constituting no more than 25 percent of previously placed common shares of the Company shall be carried out pursuant to a resolution unanimously adopted by all members elected to the Board of Directors of the Company. If an unanimity respecting the issue of the increase of the charter capital of the Company has not been reached by the Board of Directors of the Company, then by resolution of the Board of Directors the issue of the increase of the charter capital may be referred to the General Meeting of Shareholders of the Company for decision.

        8.1.3.    In the cases established by legal acts of the Russian Federation, the placement of additional shares and other securities by the Company shall be done only through open subscription.

        8.1.4.    Additional shares may be placed by the Company only within the limits of the number of authorized shares established by this Charter.

        The Company may not adopt a resolution to place additional shares of a category (class) not established in the Charter of the Company for authorized shares.

        A resolution on increasing the charter capital of the Company through the placement of additional shares may be adopted by the General Meeting of Shareholders of the Company at the same time as a resolution is adopted on incorporating provisions in the Charter of the Company on authorized shares or on incorporating provisions in the Charter of the Company on declared registered common shares.

        8.1.5.    Shareholders of the Company shall have the preemptive right to acquire additional shares of the Company placed by open subscription and other securities of the Company convertible into shares in a number proportional to the number of voting shares of the same category (class) which they own.

        Shareholders of the Company who have voted against or who have not participated in voting on the placement by closed subscription of shares or other securities convertible into shares shall have the preemptive right to acquire additional shares and other securities convertible into shares, to be placed by closed subscription in a number proportional to the number of voting shares of the same category (class) which they own. This right shall not apply to the placement of shares and other securities convertible into shares carried out by closed subscription only among Shareholders if the Shareholders have the possibility of acquiring a whole number of shares placed or other securities convertible into shares in a number proportional to the number of voting shares of the same category (class) which they own.

        The list of persons having the preemptive right to acquire additional shares and other securities convertible into shares is prepared on the basis of information from the register of Shareholders as of the date of adoption of the resolution which constitutes the grounds for placing the additional shares or other securities convertible into shares. For the purpose of preparing the list of persons having the preemptive right to acquire additional shares or other securities convertible into shares, a nominal holder of shares shall submit information on the persons in whose interests he holds the shares.

        8.1.6.    Persons included in the list of persons having the preemptive right to acquire additional shares or other securities convertible into shares of the Company shall be notified of the possibility of exercising such preemptive right, envisaged in clause 8.1.5 hereof, in accordance with the procedure for serving notice that a General Meeting of Shareholders is to be held, set forth in clause 12.12.1 hereof.

        The notice shall contain information on the number of shares or other securities convertible into shares which are being placed, the placement price or the procedure for determining the placement price (including the placement price or the procedure for determining the placement price for placement among Shareholders of the Company who exercise their preemptive right of acquisition), the procedure for determining the number of securities each Shareholder has the right to acquire, and the effective period of the preemptive right, which cannot be less than 45 days from the time of sending (delivery) or publication of such notice. The Company shall not have the right to place additional shares or other securities convertible into shares to persons not included in the list of persons having the preemptive right to acquire additional shares or other securities convertible into shares prior to the expiry of the aforementioned period.

        8.1.7.    A person that has the preemptive right to acquire additional shares or other securities convertible into shares shall have the right to exercise such preemptive right, wholly or in part, by submitting to the Company a written application for the acquisition of shares or other securities convertible into shares and a document on payment for the shares or other securities convertible into shares which are being acquired. Such application shall contain the name (trade name) and place of residence (location) of the Shareholder, and the number of shares being acquired thereby.

        8.2.    Procedure for payment for shares and other securities being placed.

        8.2.1.    Shares and other securities of the Company may be paid for with money, securities, other property, property rights, or other rights having a monetary valuation.

        If a resolution constituting the grounds for placement of the additional shares or other securities convertible into shares stipulates payment for them in means other than money, persons exercising their preemptive right shall be entitled at their discretion to pay for them with money.

        8.2.2.    The form of payment for additional shares of the Company shall be specified in the resolution on their placement. Payment for other securities of the Company may only be effected with money.

        The placement of additional shares and other securities of the Company which are placed through subscription shall be conditional on payment for them in full.

        8.2.3.    Where additional shares of the Company are paid for with means other than money, the monetary value of the property contributed in payment for the shares shall be appraised by the Board of Directors of the Company in accordance with the current legislation. Where additional shares of the Company are paid for with means other than money, the monetary value of the property contributed in payment for the shares shall be appraised by the independent appraisal.

        8.2.4.    Additional shares of the Company shall be paid for at the price determined by the Board of Directors of the Company in accordance with current legislation, but not below their par value.

        The placement price for the additionally issued shares of the Company to be placed with the persons included in the list of persons having the preemptive right to acquire additional shares may be less than the placement price to other persons but no more than on 10 (ten) percent.

        8.2.5.    The Company may not impose restrictions on the acquisition by nonresidents of shares and other securities convertible into shares except where explicitly provided for by the legislation of the Russian Federation.

9.    Dividends

        9.1.    Pursuant to a resolution of the Meeting of Shareholders, dividends may be paid once a year. Annual dividends shall be announced by the annual General Meeting of Shareholders according to the results of the year.

        9.2.    The amount of the annual dividend, calculated for one common share, shall be determined by the General Meeting of Shareholders at the recommendation of the Board of Directors. The amount of the annual dividend may not exceed the amount recommended by the Board of Directors of the Company.

        9.3.    The Company shall be obligated to pay dividends that have been announced. As a rule, dividends shall be paid in money. A dividend may also be paid in the form of other property, shares (capitalization of profits), other types of securities, property, or the assignment of property rights or other rights having a monetary valuation. The amount of the dividend and the form of payment thereof on shares shall be established in the resolution to pay dividends on shares.

        The General Meeting of Shareholders may adopt a resolution not to pay dividends on shares.

        9.4.    Dividends shall nether accrue nor be paid on shares that have not been issued into circulation or have been taken onto the Company's balance sheet pursuant to a resolution of the Board of Directors.

        9.5.    Dividends shall accrue and be paid only on fully paid shares.

        9.6.    Interest shall not accrue on dividends that have not been paid out or received.

        9.7.    The date of payment of annual dividends shall be set by a resolution of the General Meeting of Shareholders. If the date when annual dividends are to be paid is not specified by resolution of the General Meeting of Shareholders of the Company, the period within which they are to be paid shall not exceed 60 days from the day of adoption of the resolution on payment of annual dividends.

        9.8.    For each payment of annual dividends the Board of Directors shall prepare a list of persons entitled to receive annual dividends.

        The list of persons entitled to receive annual dividends shall be prepared on the day of preparation of the list of persons entitled to participate in the annual General Meeting of Shareholders of the

Company. For the purpose of preparing the list of persons entitled to receive annual dividends, a nominal holder of shares of the Company shall submit information on the persons in whose interests he holds the shares of the Company.

        9.9.    In the cases established by current legislation, the Company shall not have the right to adopt a resolution to pay (announce) dividends on shares.

        9.10.    The Company shall not have the right to pay off dividends on shares, in the cases established by current legislation.

10.    Bonds and Other Securities of the Company

        10.1.    The Company shall have the right to place bonds and other securities provided for by the legal acts of the Russian Federation respecting securities.

        10.2.    The placement of bonds and other securities by the Company shall be done pursuant to a resolution of the Board of Directors.

        The placement by the Company of bonds convertible into shares and other securities convertible into shares shall be effected by resolution of the General Meeting of Shareholders of the Company or by resolution of the Board of Directors of the Company, in accordance with the Clause 8.1.2. of the Charter of the Company.

        10.3.    A bond shall certify the right of its owner to demand redemption of the bond (payment of the par value or payment of the par value and interest) at the established times.

        A resolution to issue bonds must define the form, the maturity date and method of cancellation of the bonds.

        10.4.    Bonds may be placed by the Company only after the charter capital has been fully paid in.

        10.5.    The par value of all bonds issued by the Company may not exceed the size of the Company's charter capital or the amount of security provided to the Company by third parties for the purposes of the bond issue.

        10.6.    The Company may place bonds with a single maturity date or bonds redeemable in series on certain dates.

        Bonds may be redeemed in monetary form or in other property in accordance with the resolution to issue the bonds.

        The Company may provide for the possibility of early redemption of bonds at the option of the owners thereof. In such case, the redemption value and the earliest date on which the bonds may be presented for redemption shall be specified in the resolution to issue the bonds.

        10.7.    The Company may place bonds secured by certain property of the Company, bonds under security provided to the Company by third parties for the purpose of the issue, and debenture bonds.

        10.8.    Debenture bonds may not be placed before the third year of the Company's existence, and only after two annual balance sheets of the Company have been duly approved.

        10.9.    Bonds may be registered or bearer. When registered bonds are issued, the Company shall be required to keep a register of their holders. A lost registered bond shall be replaced by the Company for a reasonable fee. The rights of the owner of a lost bearer bond shall be restored by a court in the manner established by civil procedural legislation of the Russian Federation for the restoration of a right in respect of a lost bearer instrument.

11.    Managerial bodies of the Company

        The management bodies of the Company shall be:

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  the General Meeting of Shareholders;

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  the Board of Directors;

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  the President (one-person executive body).

12.    General Meeting of Shareholders

        12.1.    The General Meeting of Shareholders shall be the highest management body of the Company.

        The following issues shall be within the competence of the General Meeting of Shareholders:

          1.     making of amendments to the Charter of the Company or approval of a restated version of the Charter;

          2.     reorganization of the Company;

          3.     liquidation of the Company, appointment of a liquidation commission, and approval of interim and final liquidation balance sheets;

          4.     determination of the size of the Board of Directors, election of its members, and early termination of their powers;

          5.     determination of the number, par value, category (class) of authorized shares and rights granted by such shares;

          6.     increase of the Company's charter capital by way of an increase in the par value of shares or the placement of additional shares;

          7.     decrease of the Company's charter capital by way of a decrease in the par value of shares, by way of the acquisition by the Company of some shares for the purposes of reducing their total number as well as by the cancellation of shares acquired or redeemed by the Company;

          8.     appointment of the President of the Company and early termination of his powers;

          9.     determination of the size of the Audit Commission (internal auditor) of the Company, election of its members, and early termination of their powers;

          10.   approval of the external auditor of the Company ("External Auditor");

          11.   approval of annual reports and balance sheets, including statements of profits and losses (profit and loss accounts) of the Company, and distribution of the profits, including payment (declaration) of dividends, and losses of the Company based on the results of the fiscal year;

          12.   determination of the procedure for conducting the General Meeting of Shareholders;

          13.   election of members to the Counting Commission and early termination of their powers;

          14.   splitting and consolidation of shares;

          15.   Adoption of resolutions on approval of transactions in whose performance there is an interest, in the cases provided for by article 83 of the Federal Law "On Joint Stock Companies" and other legislation of the Russian Federation;

          16.   Adoption of resolutions on approval of major transactions associated with the acquisition or alienation of property by the Company, in the cases provided for by article 79 of the Federal Law "On Joint Stock Companies" and other legislation of the Russian Federation;

          17.   acquisition by the Company of placed shares in the cases provided for by the legislation of the Russian Federation;

          18.   adoption of a resolution on participation in holding companies, financial-industrial groups, and other associations of commercial organizations;

          19.   approval of internal documents regulating the activities of the Company's bodies.

          20.   other issues provided for by this Charter, the Federal Law "On Joint Stock Companies," and other current legislation of the Russian Federation.

        Matters assigned to the competence of the General Meeting of Shareholders cannot be transferred to the executive body of the Company to be resolved.

        Matters assigned to the competence of the General Meeting of Shareholders cannot be transferred to the Board of Directors (Supervisory Board) of the Company to be resolved, with the exception of those issues envisaged by the current legislation.

        12.2.    General Meetings of Shareholders may be annual or extraordinary.

        12.3.    Annual General Meeting of Shareholders.

        12.3.1.    The Company shall be required to hold an annual General Meeting of Shareholders no earlier than two months before and no later than six months after the end of the preceding fiscal year of the Company. The specific date of the annual General Meeting of Shareholders shall be set by a resolution of the Board of Directors.

        All meetings other than the annual meeting shall be extraordinary.

        12.3.2.    The annual General Meeting of Shareholders shall be called by the Board of Directors. A resolution to call such meeting must be adopted by a majority of votes of members of the Board of Directors attending the respective meeting.

        When adopting a resolution to call an annual General Meeting of Shareholders, the Board of Directors shall establish the form in which the meeting is to be held and approve the provisions set forth in clause 12.9.3 of the Company's Charter.

        12.3.3.    The following issues shall be decided each year at the annual General Meeting of Shareholders:

        1.    Election of members of the Board of Directors of the Company;

        2.    Approval of annual reports and balance sheets, including statements of profits and losses (profit and loss accounts) of the Company, and distribution of the profits, including payment (declaration) of dividends, and losses of the Company based on the results of the fiscal year;

        3.    Election of the members of the Audit Commission (internal auditor) of the Company;

        4.    Approval of the External Auditor of the Company;

        Upon the end of the terms of authority stipulated by the Company's Charter for the bodies and officers named below, the following issues shall also be decided:

        5.    Election of a one-person executive body of the Company (the President);

        6.    Election of the members of the Counting Commission of the Company.

        At the proposal of Shareholders, the Board of Directors, the Audit Commission, or the External Auditor, other issues may be included on the agenda of the annual General Meeting of Shareholders in the manner and within the times established by the Company's Charter.

        12.4.    Extraordinary General Meeting of Shareholders.

        12.4.1.    An extraordinary meeting of the General Assembly of Shareholders shall be held pursuant to a resolution of the Board of Directors on the basis of:

  •
  its own initiative;

  •
  a request by the Audit Commission (internal auditor) of the Company;

  •
  a request by the External Auditor of the Company;

  •
  a request by a Shareholder (Shareholders) owning at least 10 (ten) percent of the voting shares of the Company on the date the demand is made.

        Such requests must be made in the manner and within the periods established by this Charter and include:

  •
  the wording of the agenda items;

        Such a request may also contain:

  •
  the wording of the resolutions on each item on the agenda contained in the request;

  •
  a proposal on the form in which the meeting of Shareholders should take place.

        In the event that a request initiating the calling of an extraordinary meeting of Shareholders of the Company contains a proposal nominating candidates to the Company's bodies, the relevant provisions of the legislation and of the Charter of the Company shall apply to such request.

        12.4.2.    A resolution of the Board of Directors initiating the calling of an extraordinary meeting of Shareholders shall be adopted by a two-thirds majority of votes of members of the Board of Directors participating in the respective meeting. Such resolution must approve:

  •
  the wording of issues on the agenda;

  •
  the form of holding the meeting.

        The minutes of a meeting of the Board of Directors that adopts such a resolution must specify the names of the members of the Board of Directors who, in the voting on the resolution, voted in favor, against, and abstained.

        12.4.3.    A request of the Audit Commission of the Company to call an extraordinary General Meeting shall be adopted by a simple majority of votes of the members of the Audit Commission attending the respective meeting and be sent to the Board of Directors. Said request shall be signed by the members of the Audit Commission who voted in favor of its adoption.

        A request by the External Auditor initiating the calling of an extraordinary General Meeting shall be signed by him and be sent to the Board of Directors.

        12.4.4.    Shareholders owning in aggregate at least 10 percent of the voting shares of the Company who initiate the calling of an extraordinary meeting shall send to the Board of Directors a written request specifying, in addition to the information specified in clause 12.4.1, the following information:

  •
  The names of the Shareholders and information about the shares owned by them.

        Such request shall be signed by the Shareholder or an agent thereof. If the request is signed by an agent, a power of attorney shall be attached thereto.

        If the request is signed by a representative of the legal entity who acts on its behalf under a power of attorney, the power of attorney shall be attached to the request.

        12.4.5.    A request to call an extraordinary General Meeting shall be submitted in writing by registered letter to the Company's address with notification of receipt or be submitted to the Company's office.

        The date of submission of a request to call an extraordinary General Meeting shall be defined as the date of notification of receipt thereof or the date of its submission to the Company's office.

        12.4.6.    Within 5 days of the date of submission of a request, the Board of Directors shall adopt a resolution to call or a resolution to refuse to call an extraordinary General Meeting.

        12.4.7.    The Board of Directors may adopt a resolution refusing to call an extraordinary General Meeting of Shareholders, or a resolution not to include on the agenda certain issues proposed by the initiators of a meeting, exclusively in the cases provided for by the legislation of the Russian Federation.

        12.4.8.    An extraordinary General Meeting of Shareholders called at the request of the Audit Commission (internal auditor) of the Company, External Auditor or Shareholders (a Shareholder)

owning at least 10 percent of the voting shares of the Company must be held within 40 days from the time when such request that the extraordinary General Meeting of Shareholders of the Company be held is made.

        If the proposed agenda of the extraordinary General Meeting of Shareholders contains an item on election of the members of the Board of Directors (Supervisory Board) of the Company, such General Meeting of Shareholders must be held within 70 days from the time when the request that the extraordinary General Meeting of Shareholders of the Company be held is made, provided a shorter period is not stipulated in the Charter of the Company.

        12.4.9.    When adopting a resolution to convene an extraordinary General Meeting, the Board of Directors shall, depending on the form in which the meeting is to be held, approve the provisions set forth in clause 12.9.3 hereof for the respective form of the meeting.

        12.4.10.    A resolution of the Board of Directors of the Company to call an extraordinary General Meeting of the Company shareholders or a substantiated resolution on refusal to call an extraordinary General Meeting or refusal to include certain issues on the agenda of a meeting shall be sent to the persons who requested to call an extraordinary meeting within 3 (three) days of the time the corresponding resolution is adopted.

        12.4.11.    A resolution of the Board of Directors to refuse to call an extraordinary General Meeting of Shareholders or to include a proposed issue on the agenda may be appealed to a court.

        12.4.12.    The Company shall begin all measures relating to the calling, preparation, and holding of an extraordinary General Meeting of Shareholders only after financing therefore has been arranged in the manner established by this Charter.

        After the Board of Directors has adopted a resolution to call a General Meeting of Shareholders, the President of the Company shall be obligated to immediately arrange financing for the holding of the meeting.

        12.5.    A Shareholder's representative at the General Meeting of Shareholders shall act in accordance with powers granted to him under a power of attorney executed in writing.

        A power of attorney to vote must contain information about the principal and the representative (name, place of residence or location, passport data), as well as information about the representative's powers. A power of attorney to vote must be executed in accordance with the requirements of article 185, clauses 4 and 5 of the Civil Code of the Russian Federation or notarized.

        12.6.    Voting at the General Meeting shall be conducted according to the principle, "one share equals one vote," except in the election of members of the Board of Directors in accordance with clause 13.2 hereof. Resolutions of the General Meeting of Shareholders shall be adopted by a simple majority of votes of those attending the meeting.

        Resolutions on issues 1-3, 5, 7, 17 of clause 12.1 hereof and on other issues, in cases directly provided for by current legislation, shall be adopted by the General Meeting of Shareholders by a three-fourths majority of votes of the Shareholders who own voting shares and are participating in the respective meeting.

        12.7.    Expenses associated with the preparation and holding of the annual General Meeting of Shareholders or an extraordinary General Meeting of Shareholders initiated by members of the Board of Directors or the Audit Commission (internal auditor) or by the External Auditor shall be paid out of the funds of the Company in accordance with an budget approved by the one-person executive body of the Company and shall be included in the Company's budget.

        12.8.    If within the period established by the legislation of the Russian Federation and the Company's Charter the Board of Directors does not adopt a resolution to call, or adopts a resolution to refuse to call, an extraordinary General Meeting of Shareholders may be called by the bodies and the persons who requested such meeting.

        In such case, expenses for the preparation and holding of the General Meeting of Shareholders may be reimbursed out of the Company's funds pursuant to a resolution of the General Meeting of Shareholders.

        12.9.    Form of General Meetings of Shareholders

        12.9.1.    A General Meeting of Shareholders may be held in direct form or remote form.

        The direct form contemplates the adoption of resolutions by the General Meeting of Shareholders through the joint personal attendance of the Shareholders and their authorized representatives for the purpose of discussing and voting on issues on the agenda.

        The remote form contemplates the determination of Shareholders' opinions on issues on the agenda by means of a written poll and the holding of remote voting only.

        12.9.2.    The following persons shall be entitled to participate in the General Meeting: persons who have been recorded on the list of persons entitled to participate in the General Meeting, their authorized representatives, the External Auditor, the members of the Board of Directors and executive bodies of the Company, the members of the Counting and Audit Commissions, and candidates on voting ballots for election to the management and supervisory bodies of the Company.

        12.9.3.    In preparing for a General Meeting to be held in direct form, the Board of Directors shall determine:

  •
  the agenda of the General Meeting of Shareholders;

  •
  the form and text of the voting ballots;

  •
  the list of information (materials) to be submitted to Shareholders in preparation for the General Meeting and the procedure for submission of information;

  •
  the date of compilation of the list of persons entitled to participate in the General Meeting;

  •
  the date, place, and time of the meeting;

  •
  the date, place, and time of commencement and completion of registration to participate in the meeting;

  •
  the text of the notice of the General Meeting to be sent to the Shareholders;

  •
  the manner of notifying Shareholders about the holding of a General Meeting of Shareholders.

        If the agenda includes issues on which voting may, in accordance with the legislation of the Russian Federation, give rise to a Shareholder's right to demand that the Company redeem shares owned by him, the Board of Directors shall also determine:

  •
  the price to be paid for redeemed shares, corresponding to the market value thereof, determined in accordance with current legislation;

  •
  the procedure and periods for effecting the redemption.

        In preparing for the holding of a General Meeting in remote form, the Board of Directors shall determine:

  •
  the agenda of the General Meeting of shareholders;

  •
  the form and text of voting ballots;

  •
  the list of information (materials) to be provided to the persons entitled to participate in the meeting of shareholders;

  •
  the date of compilation of the list of persons entitled to participate in the meeting;

  •
  the manner of notifying Shareholders about the holding of a General Meeting of Shareholders;

  •
  the date on which Shareholders are to be provided with voting ballots and other information (materials);

  •
  the last date on which voting ballots will be accepted by the Company and the postal address to which the completed ballots shall be sent;

  •
  the text of the notice of the General Meeting to be sent to the Shareholders.

        If the agenda includes issues on which voting may, in accordance with the legislation of the Russian Federation, give rise to a Shareholder's right to demand that the Company redeem shares owned by him, the Board of Directors shall also determine:

  •
  the price to be paid for redeemed shares, corresponding to the market value thereof, determined in accordance with current legislation;

  •
  the procedure and periods for effecting the redemption.

        12.9.4.    A General Meeting of Shareholders of the Company, the agenda of which includes items on election of the Board of Directors of the Company, Audit Commission (internal auditor) of the Company, approval of the External Auditor of the Company, approval of the annual reports of the Company, the annual balance sheets of the Company, including statements of profits and losses (profit and loss accounts) of the Company, and distribution of the profits, including payment (declaration) of dividends, and losses of the Company based on the results of the fiscal year, cannot be carried out in the form of remote voting.

        12.9.5.    Direct and remote voting shall be conducted using voting ballots in conformity with the requirements of the legislation of the Russian Federation.

        In the case of conducting a meeting by means of joint voting, voting ballots shall be handed to a shareholder, witnessed by a signature of such shareholder, included in the list of persons entitled to participate in the shareholders' meeting (its representative), registered to participate in the annual general meeting. In the case of conducting a meeting by means of remote voting, or in other cases required by the legislation the voting ballot should be sent by registered mail or courier or shall be handed to a shareholder, witnessed by a signature of such shareholder, included in the list of persons entitled to participate in the shareholders' meeting (its representative), registered to participate in the annual general meeting no later than 30 days before the holding of the General Meeting of the Company Shareholders. Shareholders registered to participate in the general shareholders' meeting are considered as the participants of the general shareholders' meeting conducted in the form of joint voting.

        In a case of remote voting, persons included in the list of persons entitled to participate in the meeting of shareholders whose ballots are received by the Company within the period established for the acceptance of voting ballots shall be deemed to have participated in the meeting. The last date of acceptance of ballots shall be established as two days before the scheduled date of the meeting (tallying of results).

        In a case of remote voting, the resolutions approved by the General Meeting of Shareholders of the Company and the voting results shall be submitted, in a manner as stipulated for submission of the notice of a General Meeting, to the persons, included in the list of persons entitled to participate in the shareholders' meeting of the Company, no later than 10 days after a protocol of voting results, in a form of a report of voting results, is drafted.

        12.10.    Proposals for the agenda of the annual General Meeting.

        12.10.1.    The agenda of the General Meeting of Shareholders shall be approved by the Board of Directors. The procedure for submission of proposals and approval of the agenda of an extraordinary General Meeting of Shareholders is set forth in clause 12.4 hereof.

        12.10.2.    Shareholders owning in aggregate at least 2 percent of the voting shares of the Company shall have the right to submit items to the agenda of the annual General Meeting. Such proposals shall be submitted to the Company no later than 105 days after the end of the fiscal year.

        12.10.3.    Proposals for the agenda must be in writing and sent by registered letter to the Company's address or submitted to the Company's office.

        12.10.4.    A proposal for the agenda of an annual General Meeting of Shareholders must contain:

  •
  the wording of issues on the agenda of the meeting of shareholders;

  •
  the names of the Shareholders and information about the shares owned by them (number, category (class)).

        The proposal shall be signed by a Shareholder or his attorney in fact.

        If the proposal is signed by an attorney in fact, a power of attorney shall be attached.

        If the proposal is signed by a representative of the legal entity, who acts on its behalf under a power of attorney, the power of attorney shall be attached to the proposal.

        12.10.5.    No later than 5 business days after the deadline for submission of proposals established by the Company's Charter, the Board of Directors shall be obligated to examine the proposals submitted and adopt either a resolution to include them on the agenda of the annual General Meeting of Shareholders or a resolution to refuse to include them on said agenda.

        12.10.6.    A resolution to refuse to include an issue on the agenda of an annual General Meeting of Shareholders may be adopted by the Board of Directors in the following cases:

  •
  the period established by this Charter for the submission of proposals has not been complied with;

  •
  the proposal does not comply with the requirements of this Charter and current legislation;

  •
  the Shareholders who submitted the proposal are not, on the date of submission of the proposal, owners of the required number of voting shares;

  •
  an issue proposed for inclusion on the agenda does not fall within the competence of the General Meeting pursuant to current legislation and the Company's Charter;

        12.10.7.    A substantiated resolution to refuse to include the proposed issue on the agenda of the annual General Meeting shall be sent by registered mail to the Shareholders who submitted the issue within 3 days of the adoption of resolution or delivered to the Shareholder personally.

        12.10.8.    A resolution of the Board of Directors refusing to include an issue on the agenda of an annual General Meeting of Shareholders may be appealed to a court.

        12.10.9.    After Shareholders have been notified of a General Meeting in the manner stipulated by this Charter, the agenda for such meeting cannot be changed.

        12.11.    Procedure for nominating candidates to the Company's management and supervisory bodies.

        12.11.1.    Shareholders who in aggregate own at least 2 percent of the voting shares of the Company on the date of submission of a proposal may nominate for election at the annual General Meeting candidates to the Board of Directors, the Audit Commission and the Counting Commission of the Company. Such proposals shall be submitted to the Company no later than 105 calendar days after the end of the fiscal year. The number of candidates in one application may not exceed the number of members of the respective bodies set by Charter of the Company or by the General Meeting of Shareholders.

        In the event that the proposed agenda of an extraordinary General Meeting of Shareholders contains an item on election of the members of the Board of Directors of the Company who must be elected by cumulative voting, the Shareholders (Shareholder) of the Company which own in aggregate at least 2 percent of voting shares of the Company shall have the right to nominate candidates for election to the Board of Directors of the Company, the number of which cannot exceed the number of seats on the Board of Directors of the Company. Such proposals must be submitted to the Company no later than 30 days before the date when the extraordinary General Meeting of Shareholders is to be held, provided a longer period is not stipulated in the Charter of the Company.

        12.11.2.    An application to nominate candidates shall be submitted in writing by registered letter to the Company's address or be submitted to the Company's office.

        12.11.3.    The following information shall be included in an application (including in cases of self-nomination):

  •
  the name of the candidate and, if the candidate is a Shareholder of the Company, the number of shares owned by him;

  •
  name of the body of the Company for election to which the candidate is being nominated;

  •
  other information on the candidate, stipulated by the Charter of the Company or internal document of the Company;

  •
  the name of the Shareholders nominating the candidate and the number, category (class) of shares owned by them.

        The application shall be signed by the Shareholder or his attorney in fact. If the application is signed by an attorney in fact, a power of attorney shall be attached.

        If the request is signed by a representative of the legal entity, who acts on its behalf under a power of attorney, the power of attorney shall be attached to the request.

        12.11.4.    The Board of Directors shall be obligated to examine the applications submitted and decide whether to include the nominees on the list of candidates for voting in elections to the Board of Directors, the one-person executive body (the President), the Audit Commission and the Counting Commission of the Company or to refuse inclusion no later than 5 days after the end of the period for submission of proposals established by this Charter.

        12.11.5.    In the cases provided for by current legislation, the Board of Directors may adopt a resolution to refuse to include nominees on the list of candidates for voting.

        12.11.6.    A substantiated resolution of the Board of Directors to refuse to include a nominee on the list of candidates for voting in elections to the Board of Directors, the one-person executive body of the Company, or the Audit Commission shall be sent by registered letter to the Shareholder (Shareholders) that submitted the proposal no later than 3 days after the adoption of resolution or delivered personally to the Shareholder.

        12.12.    Notification on conduction of a General Meeting of Shareholders.

        12.12.1.    Persons included in the list of persons entitled to participate in a meeting of shareholders of the Company shall be notified of a General Meeting to be held in direct or remote form no less than 30 calendar days prior to the date of commencement of the meeting by sending of the text of the notice of a General Meeting by registered letter to the address specified in the list of persons entitled to participate in the meeting of shareholders of the Company or be delivered personally to such persons against a signature of receipt.

        The text of the notice of a General Meeting of Shareholders may also be published in mass media determined pursuant to a resolution of the Board of Directors of the Company.

        The text of the notice shall be sent to persons included on the list of persons entitled to participate in the General Meeting of the Company Shareholders. The date of notification of the Shareholders of a General Meeting shall be defined as the date of mailing, the date of publication, or the date of personal delivery of the text of the notice.

        12.12.2.    The text of a notice of the holding of a General Meeting in direct form must specify:

  •
  The full trade name and location of the Company;

  •
  The information on initiators of the calling of the General Meeting, its type (annual or extraordinary), and the direct form of holding the meeting;

  •
  the date, place, and time of the meeting of shareholders;

  •
  the date, place, and time of commencement and completion of registration to participate in the General Meeting of Shareholders;

  •
  the date of compilation of the list of persons entitled to participate in the General Meeting of Shareholders;

  •
  the agenda of the meeting of shareholders;

  •
  the procedure for familiarizing with information (materials) to be provided to the Shareholders in preparation for the General Meeting, including: addresses where Shareholders may inspect and obtain copies of materials to be provided to persons entitled to participate in the meeting of shareholders of the Company in preparation for the General Meeting, and where to send corresponding written remarks and proposals on the said materials and other proposals concerning the items on the agenda.

        In the event that the agenda includes issues on which voting may, in accordance with current legislation, give rise to a Shareholder's right to demand that the Company redeem shares, the notice must also contain information:

  •
  on the possession by Shareholders of the right to demand that the Company redeem shares owned by them;

  •
  on the price to be paid for redeemed shares, corresponding to the market value thereof, determined in accordance with current legislation;

  •
  on the procedure and periods for effecting redemption.

        12.12.3.    When a General Meeting is to be held in remote form, the text of the notice must contain the following information:

  •
  the full trade name and location of the Company;

  •
  if the meeting is extraordinary, information about the initiators of the meeting;

  •
  the agenda of the meeting;

  •
  the date on which Shareholders are to be provided with voting ballots and other information (materials);

  •
  the last day on which voting ballots will be accepted by the Company;

  •
  addresses where voting ballots will be accepted (mailing address and addresses of acceptance points);

  •
  the date of compilation of the list of persons entitled to participate in the General meeting of shareholders;

  •
  the procedure for notifying the persons entitled to participate in the meeting of shareholders about resolutions adopted and the results of voting;

  •
  the procedure for familiarizing with the information (materials) to be provided in preparation for the General Meeting of Shareholders.

        If the agenda includes issues on which voting may, in accordance with the legislation of the Russian Federation, give rise to a Shareholder's right to demand that the Company redeem shares owned by him, the notice must also contain information:

  •
  on the possession by Shareholders of the right to demand that the Company redeem shares owned by them;

  •
  on the price to be paid for redeemed shares, corresponding to the market value thereof, determined in accordance with current legislation;

  •
  on the procedure and periods for effecting redemption.

        12.12.4.    Pursuant to a resolution of the Board of Directors, the text of a notice of a General Meeting may also include other information supplementary to the required information.

        12.12.5.    The information (materials) that must be provided to the persons entitled to participate in the meeting of shareholders in preparation for an annual General Meeting shall include the following:

  •
  the annual accounting reports of the Company;

  •
  conclusions of the Audit Commission on the results of the annual audit of the Company's financial statements;

  •
  audit report;

  •
  information about candidates for the Board of Directors, the Audit Commission (internal auditor), the Counting Commission, and the one-person executive body of the Company;

  •
  information about the proposed External Auditor;

  •
  drafts of proposed amendments to the Company's Charter and internal regulations and/or drafts of a restated version of the Charter and internal regulations of the Company;

  •
  drafts of resolutions of the General Meeting of Shareholders of the Company;

  •
  other information provided for by the Charter of the Company.

        12.12.6.    The materials to be provided to the persons entitled to participate in the meeting of shareholders in preparation for a General Meeting shall not be sent to such persons unless the meeting is to be held in remote form. Persons entitled to participate in the meeting of shareholders of the Company shall be entitled to inspect the materials at the addresses specified in the notice, and to obtain copies of all materials for the meeting at the specified addresses. A person entitled to participate in the meeting of shareholders of the Company shall be entitled to request that said materials be sent to him through the mail, with the proviso that the cost of postal services shall be paid by said Shareholder.

        When a General Meeting is to be held in remote form, the Company shall be required to send to the persons included in the list of persons entitled to participate in the meeting of shareholders the materials and information to be provided in the course of preparing and holding the General Meeting of Shareholders, along with voting ballots, by registered letter to the address specified in the list of persons entitled to participate in the meeting of shareholders of the Company, or to make delivery to such persons personally against a signature of receipt.

        12.12.7.    In the event that a person registered in the Register of Shareholders of the Company is a nominee holder of shares, the notice of a General Meeting shall be sent to the nominee holder of shares. The nominee holder of shares shall be obligated to inform its clients in the manner and within the time established by legal acts or by the contract with the client.

        12.13.    Right to participate and methods of participation by Shareholders in a General Meeting.

        12.13.1.    The list of persons entitled to participate in a General Meeting shall be compiled on the basis of data in the Register of Shareholders of the Company as at a date to be established by the Board of Directors.

        12.13.2.    The date established for compilation of the list of persons entitled to participate in a General Meeting of Shareholders may not be earlier than the date of adoption of the resolution to hold the meeting or more than 50 calendar days before the date of the meeting, and if the proposed agenda of an extraordinary meeting of shareholders contains the issue dealing with the election of members to the Board of Directors by cumulative voting, more than 65 days before the date of the General Meeting of Shareholders.

        When a General Meeting of Shareholders is to be held in remote form, or where persons entitled to participate in the meeting of shareholders of the Company attending the meeting are to participate in voting using ballots sent to persons entitled to participate in the meeting of shareholders of the Company in preparation for the meeting in accordance with the requirements of the legislation of the Russian Federation, the date established for compilation of the list of persons entitled to participate in the General Meeting of Shareholders may not be less than 45 days before the date of the meeting.

        In any event, the date of compilation of the list of persons entitled to participate in a General Meeting must precede the date established by the Company's Charter for notifying the persons entitled to participate in the meeting of shareholders of a General Meeting.

        12.13.3.    For the purpose of compilation of the list of persons entitled to participate in a General Meeting, a nominee holder of shares shall submit data concerning the persons on whose behalf it owns shares, as at the date of compilation of the list.

        12.13.4.    The list of persons entitled to participate in a General Meeting of Shareholders shall contain the following information:

  •
  the name of the person;

  •
  data required to identify such person;

  •
  postal address of the person to which notice of the holding of the General Meeting of Shareholders, voting ballots and reports on the results of voting are to be sent;

  •
  data on the number, category (class) of shares owned by the Shareholder, including those carrying voting rights at the respective meeting, whether on all issues within its competence or only on certain issues on the agenda.

        12.13.5.    The list of persons entitled to participate in a General Meeting shall include Shareholders who own fully paid registered common shares of the Company of any issue.

        12.13.6.    Changes to the list of persons entitled to participate in a General Meeting of Shareholders may be made only in the event of restoration of violated rights of persons not included on the list on the date of its compilation or correction of errors committed when compiling the list.

        12.13.7.    The list of persons entitled to participate in a General Meeting of Shareholders shall be made available by the Company for inspection upon the request of any persons included in that list and possessing in aggregate at least 1 percent of votes.

        The request shall be signed by a Shareholder or his attorney in fact. If the request is signed by an attorney in fact, a power of attorney shall be attached.

        The request shall be sent by registered letter to the Company's address or submitted to the Company's office.

        12.13.8.    At the request of any interested person the Company must within three days provide that person with an excerpt from the list of persons entitled to participate in the General Meeting of

Shareholders, containing information about that person, or a statement indicating that the person is not included in the list of persons entitled to participate in the General Meeting of Shareholders.

        12.13.9.    In the event that a share is transferred after the date of compilation of the list of persons entitled to participate in the General Meeting of Shareholders and before the date of the General Meeting of Shareholders, a person included in the list shall be obligated to issue to the acquirer a power of attorney to vote or be obligated to vote at the General Meeting in accordance with the instructions of the acquirer of the share. This rule shall also apply to any subsequent transfer of the share.

        12.13.10.    The right to participate in a General Meeting of Shareholders may be exercised by a person entitled to participate in the meeting of Shareholders both in person and through his representative.

        A person entitled to participate in the meeting of Shareholders may participate in a meeting in the following ways:

  •
  by personally participating in the discussion of agenda items and voting thereon;

  •
  by sending an authorized representative to participate in the discussion of agenda items and to vote thereon;

  •
  by remote voting;

  •
  by delegating the right of remote voting to an authorized representative.

        12.13.11.    The delegation of rights (powers) to a person's entitled to participate in a meeting of shareholders representative shall be effected by the issuance of a written authorization—a power of attorney—executed in accordance with the requirements of legislation.

        12.13.12.    A Shareholder may at any time replace his representative or personally exercise the rights granted by a share upon terminating the respective power of attorney in the manner established by law, provided that such consequences of termination of a power of attorney as may be contemplated by law are complied with.

        12.13.13.    Where a share of the Company is in the common participatory ownership of several persons, voting powers at the General Meeting of Shareholders shall be exercised, at their discretion, either by one of the participants in common participatory ownership or by their common representative. The powers of each of the aforesaid persons must be duly formalized.

        12.14.    Working bodies of the General Meeting of Shareholders of the Company.

        12.14.1.    The working bodies of the General Meeting are:

  •
  the Chairman;

  •
  the Counting Commission.

        12.14.2.    The Chairman shall be elected at the meeting by a majority of votes of the Shareholders present at the meeting.

        The Chairman shall perform the following functions:

  •
  conduct the General Meeting of Shareholders;

  •
  ensure compliance with rules of procedure for the General Meeting;

  •
  sign the minutes of the General Meeting.

        12.14.3.    With respect to performance of the duties entrusted to it the Counting Commission shall be an independent, standing working body of General Meeting.

        12.14.4.    The Counting Commission shall perform the following functions:

  •
  verify powers and register persons to participate in the General Meeting and keep a registration journal;

  •
  keep records of powers of attorney and the rights granted thereby, reflecting these in a corresponding journal;

  •
  give out and send voting ballots and other information (materials) for the General Meeting and keep a journal recording issued (sent) ballots;

  •
  determine the quorum of the General Meeting of Shareholders;

  •
  explain issues relating to the exercise by Shareholders (their representatives) of voting rights at the General Meeting;

  •
  explain the procedure for voting on issues put to voting;

  •
  ensure compliance with the established voting procedure and uphold the rights of Shareholders to participate in voting;

  •
  count votes and tally voting results;

  •
  prepare a protocol of voting results;

  •
  maintain files of all documents of the General Meeting, including voting ballots;

  •
  perform other functions.

        12.14.5.    The Counting Commission shall be elected by the annual General Meeting of Shareholders at the recommendation of the Board of Directors.

        12.14.6.    The Counting Commission shall consist of at least 3 persons elected at the recommendation of the Board of Directors.

        Members of the Board of Directors, members of the Audit Commission (internal auditor), and the President of the Company as well as persons nominated by candidates for such positions may not serve on the Counting Commission.

        12.14.7.    The Counting Commission shall elect a chairman and a secretary from among its members. The chairman shall entrust the functions of the secretary of the General Meeting to one of the members of the commission.

        12.15.    Quorum at a General Meeting. Secondary calling of a meeting.

        12.15.1.    A General Meeting of Shareholders shall be empowered (have a quorum) if Shareholders (their representatives) holding in aggregate more than a half of the votes granted by the placed voting shares of the Company have participated in the meeting.

        Those Shareholders who have registered to participate in the General Meeting of Shareholders and those Shareholders whose voting ballots have been received no later than two days before the General Meeting of Shareholders is held shall be deemed to have participated in the General Meeting of Shareholders.

        Those Shareholders whose voting ballots have been received prior to the final date for accepting voting ballots shall be deemed to have participated in the General Meeting of Shareholders held in the form of remote voting.

        12.15.2.    In the case of a meeting held in direct form, the presence of a quorum shall be determined once, at the end of the period for official registration of participants in the meeting. The principle, "If a quorum has been reached, it may not be impaired," shall apply.

        12.15.3.    In the absence of a quorum for holding a General Meeting, the Board of Directors shall announce the date of a new General Meeting. The resolution of the Board of Directors to hold a new General Meeting must approve the provisions set forth in clause 12.9.3 hereof. No changes may be made to the existing agenda when holding the new General Meeting.

        If the General Meeting was called at the initiative of the Board of Directors, the Board of Directors shall have the right, in its resolution to call a new meeting, to change the form of holding the meeting held.

        12.15.4.    Shareholders shall be notified of the new General Meeting in the manner established by this Charter for the respective form of holding the meeting.

        12.15.5.    A new General Meeting in direct or remote form, called in the stead of a meeting that failed to take place, shall be empowered if, at the end of registration of participants in the meeting, or the registration of received voting ballots, in the case of a remote meeting, there shall have been registered Shareholders (their representatives) possessing in aggregate at least 30 percent of the vote granted by the voting shares of the Company, subject to the specific provisions applicable to determination of a quorum for a meeting in direct form.

        12.15.6.    Where a General Meeting is postponed, in connection with the lack of a quorum, by less than 40 days, the persons entitled to participate in the General Meeting of Shareholders shall be determined in accordance with the list of persons entitled to participate in the meeting that failed to take place.

        12.15.7    A resolution of the General Meeting of Shareholders adopted by remote voting shall be deemed valid if voting was participated in by Shareholders owning in aggregate at least half of the voting shares of the Company.

        12.16.    Voting at the General Meeting.

        12.16.1.    Voting at a General Meeting of Shareholders shall be carried out in accordance with the principle, "one voting share equals one vote," except in the election of members of the Board of Directors in accordance with clause 13.2 of this Charter.

        12.16.2.    Voting on all agenda issues at a General Meeting of Shareholders shall be conducted only with the use of voting ballots.

        12.16.3.    The forms and text of voting ballots shall be approved by the Board of Directors. A separate voting ballot must be approved by the Board of Directors for each issue on the agenda.

        In the case of a General Meeting held in direct form, voting ballots shall be issued to each person entitled to participate in the meeting of shareholders at the time of his registration.

        In the case of a General Meeting held in remote form, voting ballots shall be sent to Shareholders by the means and within the time established by this Charter for notifying Shareholders of the holding of a General Meeting in remote form.

        12.16.4.    A voting ballot shall contain:

  •
  the full trade name of the Company and location of the Company;

  •
  the form of holding the General Meeting of Shareholders;

  •
  the date, place and time at which the General Meeting of Shareholders is to be held and, in the event that pursuant to this Charter or the requirements of the current legislation completed voting ballots may be sent to the Company, the postal address to which the completed voting ballots are to be sent, or, in the event that the General Meeting of Shareholders is to be held in the form of remote voting, the final date for accepting voting ballots and the postal address to which the completed voting ballots are to be sent;

  •
  the wording of a resolution on each issue (the name of each candidate) put to vote with the voting ballot and the order in which it will be considered;

  •
  the voting choices for each matter put to voting, expressed as "in favor," "against" or "abstain," except in the election of members of the Board of Directors, where the voting ballot shall include additional space for the distribution of votes among candidates for the Board of Directors;

  •
  the instruction that the voting ballot must be signed by the Shareholder.

        In the case of voting to elect candidates to management and supervisory bodies, and also, in the cases provided for by this Charter, to management bodies of the General Meeting of Shareholders, the voting ballot shall contain information about the candidates, including their surnames, given names, and patronymics.

        Each voting ballot may include only one agenda item.

        12.16.5.    A voting ballot shall be deemed invalid with respect to the item specified thereon in the event that:

  •
  none of the choices for an item has been crossed out (neither "in favor," nor "against," nor "abstain"), or more than one response has been crossed out;

  •
  all of the choices have been crossed out.

        A voting ballot shall be deemed wholly invalid if the Shareholder's name thereon cannot be determined.

        The votes represented by such ballots shall be disregarded when tallying voting results.

        12.16.6.    In the case of voting on an issue at the General Meeting of Shareholders on which Shareholders owning common shares are entitled to vote, votes represented by all voting shares shall be counted together.

        12.16.7.    On the basis of the results of voting, the Counting Commission shall compile a protocol of voting results, which shall be signed by all members of the Counting Commission.

        The protocols of the Counting Commission shall not require approval by a special resolution of the meeting, but notice of them shall be taken. A resolution shall be deemed adopted (or not adopted) immediately upon the preparation of the protocol by the Counting Commission.

        The protocol of voting results shall be attached to the minutes of the General Meeting of Shareholders.

        After the compilation of protocols of voting results and the signing of the minutes of the General Meeting of Shareholders, the voting ballots shall be sealed by the Counting Commission and transferred to the Company's files for storage.

        12.16.8.    In the case of a General Meeting held in direct form, voting results and the resolutions adopted by the meeting (protocols of the Counting Commission) shall,, be announced at the meeting in the course of which the voting was conducted, or else be communicated to the persons included in the list of persons entitled to participate in the meeting of shareholders after the closure of the meeting in the form of report in the manner established by this Charter for notifying Shareholders of the holding of a General Meeting of Shareholders in the respective form within 10 calendar days after the compilation of protocols of voting results.

        12.17.    Minutes of General Meetings.

        12.17.1.    In the case of a General Meeting conducted in direct form, the minutes of the meeting shall be prepared within 15 business days of the closure of the meeting. The minutes shall be prepared in two copies, each of which shall be signed by the chairman and the secretary of the General Meeting.

        12.17.2.    The following information shall be specified in the minutes of a General Meeting of Shareholders:

  •
  the place and time of the meeting;

  •
  the total number of votes held by Shareholders owning voting shares of the Company;

  •
  the number of votes held by Shareholders who took part in the meeting;

  •
  the chairman and the secretary of the meeting and the agenda of the meeting.

        The minutes of a General Meeting of Shareholders shall include the main points of speeches, the issues put to voting and the results of voting thereon, and the resolutions adopted by the meeting.

13.    Board of Directors

        13.1.    The Board of Directors of the Company shall carry out overall management of the Company's activities, with the exception of the decision of issues assigned to the competence of the General Meeting of Shareholders.

        The Board of Directors shall monitor the conformity of the Company's activities to current legislation of the Russian Federation, this Charter, and the resolutions of the General Meeting of Shareholders, including the Statute of the Company's Board of Directors.

        13.2.    The Board of Directors shall be elected by the General Meeting of Shareholders. The Board of Directors shall consist of 7 (seven) members. The number of members of the Board of Directors may be increased to 9 (nine) members by a resolution of the General Meeting of Shareholders.

        Members of the Audit Commission may not be members of the Board of Directors.

        The members of the Board of Directors shall be elected by cumulative voting. In cumulative voting, each voting share of the Company shall carry a number of votes equal to the total number of members of the Board of Directors. A Shareholder may cast all votes carried by the shares owned by him in favor of one candidate or distribute them among several candidates for the Board of Directors. The candidates who receive the greatest number of votes shall be deemed elected to the Board of Directors.

        13.3.    Members of the Board of Directors shall be elected for a term lasting until the next annual General Meeting of Shareholders of the Company and may be re-elected an unlimited number of times. If the annual General Meeting of Shareholders of the Company has not been held within the periods established by the Charter of the Company, the powers of the Board of Directors of the Company shall automatically terminate, with the exception of the powers to prepare for, call and hold the annual General Meeting of Shareholders of the Company.

        13.4.    The powers of the Board of Directors shall include the power to decide issues of overall management of the Company's activities that are not assigned to the competence of the General Meeting of Shareholders in accordance with this Charter and a resolution of the General Meeting.

        The following matters shall be within the competence of the Company's Board of Directors:

          1.     Determination of the priority directions of the Company's activities;

          2.     Calling of annual and extraordinary General Meetings of Shareholders, except in the cases provided for by article 55, section 8 of the Federal Law "On Joint Stock Companies";

          3.     Approval of the agenda of a General Meeting of Shareholders of the Company;

          4.     Setting the date for compilation of the list of persons entitled to participate in a General Meeting of Shareholders of the Company, and other matters assigned to the competence of the Board of Directors and associated with the preparation and holding of a General Meeting of Shareholders;

          5.     Referring the issues set forth in clause 12.1, subclauses 2, 6 and 14-19 hereof to the General Meeting of Shareholders for decision;

          6.     Determination of the price (monetary value) of property, and the price of placement and issue of securities in those instances envisaged in the current legislation;

          7.     Placement by the Company of bonds and other securities;

          8.     Acquisition of shares, bonds and other securities placed by the Company, in the cases provided for by the Federal Law "On Joint Stock Companies" and other legislation of the Russian Federation;

          9.     Recommendations on the amount of remuneration and compensation to be paid to the members of the Company's Audit Commission and determination of the amount to be paid for the services of the External Auditor;

          10.   Recommendations on the amount of the dividend on shares and the procedure for payment thereof;

          11.   Use of the Company's reserve fund and other funds;

          12.   Approval of the internal documents of the Company, with the exception of those internal documents, approval of which pursuant to the current legislation is assigned to the competence of the General Meeting of Shareholders of the Company, and other documents of the Company, approval of which pursuant to this Charter is assigned to the competence of the executive body of the Company;

          13.   Adoption of resolutions on the creation and liquidation of branches, opening and closing of representative offices of the Company and approval of statutes of the Company's branches and representative offices;

          15.   Approval of major transactions in the cases provided for by Chapter X of the Federal Law "On Joint Stock Companies" and other legislation of the Russian Federation;

          16.   Approval of transactions in whose completion there is an interest, in the cases provided for by Chapter XI of the Federal Law "On Joint Stock Companies" and other legislation of the Russian Federation;

          17.   Approval of the registrar of the Company and of the terms and conditions of the agreement with it and on termination of the agreement with it;

          18.   Adoption of resolutions providing that the Company will pay costs associated with the conduct of unplanned audits and verifications by the Audit Commission initiated by shareholders owning the number of voting shares of the Company specified by this Charter;

          19.   The increase of the charter capital of the Company out of the Company's property by placement of additional shares through distributing them among shareholders within the limit of the number and category (class) of authorized shares only among shareholders in the number proportional to the number of shares owned by them, as well as the placement by open subscription of common shares and securities, convertible into common shares constituting no more than 25 percent of previously placed common shares of the Company.

          20.   Other issues provided for by current legislation and this Charter.

        13.5.    A resolution of the General Meeting of Shareholders to terminate early the powers of the Board of Directors early may be adopted only with respect to all members of the Board of Directors.

        In the event of early termination of the powers of the Board of Directors, the powers of the new Board of Directors shall be effective until the next annual General Meeting of Shareholders.

        A member of the Board of Directors may at any time voluntarily relinquish his powers upon notifying the other members of the Board of Directors in writing. In such case, the powers of other members of the Board of Directors shall not terminate, except in the case provided for by clause 13.6 of this Charter.

        13.6.    The Board of Directors shall retain its powers irrespective of any vacancies that may arise, with the proviso that, if the number of members of the Board of Directors falls below the quorum established in clause 13.10 of this Charter, the Board of Directors shall be required to call an extraordinary General Meeting of Shareholders to elect a new Board of Directors. In such case, the remaining members of the Board of Directors shall be entitled only to adopt a resolution to call such extraordinary General Meeting of Shareholders.

        13.7.    The Board of Directors shall elect a Chairman of the Board and one deputy. Meetings of the Board of Directors shall be called by the Chairman of the Board or by any two Directors. The Chairman of the Board or his deputy shall preside at meetings of the Board.

        The Board of Directors shall adopt resolutions and organize work in accordance with the Statute of the Board of Directors approved by General Meeting of Shareholders (including by remote voting or by poll).

        All resolutions at meetings of the Board of Directors shall be adopted by a simple majority of votes of the members present at the meeting, except where otherwise explicitly provided for by this Charter or the current legislation.

        13.8.    The Board of Directors shall meet as necessary, but at least once every quarter.

        13.9.    During the period of performance of their duties the Directors pursuant to the resolution of the General Meeting of Shareholders shall be reimbursed for transportation and other expenses and shall be paid a remuneration, the amount of which shall be established by the General Meeting of Shareholders.

        13.10.    A quorum at a meeting of the Board of Directors shall be the presence of at least five of elected members of the Board of Directors.

        13.11.    A resolution of the Board of Directors may be adopted by remote voting (by poll) in the manner provided by the Statute of the Board of Directors.

        13.12.    The requirements that must be satisfied by persons who may be elected to the Board of Directors shall be established in the Statute of the Board of Directors.

14.    President

        14.1.    The General Meeting of Shareholders shall appoint the President of the Company for a term of 3 years at the recommendation of the Board of Directors. The rights and obligations, and the times and amounts of payment for the President's services shall be determined by a contract concluded with him by the Company, represented by the Chairman of the Board of Directors or by a person authorized by the Board of Directors.

        14.2.    The President shall be accountable to the General Meeting of Shareholders and the Board of Directors.

        The President of the Company may not simultaneously be the Chairman of the Board of Directors.

        14.3.    The competence of the President shall include all issues pertaining to management of the Company's current activities, with the exception of issues assigned to the competence of the General Meeting of Shareholders and the Board of Directors.

        The President shall organize the performance of resolutions of the General Meeting of Shareholders and the Board of Directors.

        14.4.    The President shall act in the name of the Company without a power of attorney, and in such capacity, inter alia:

  •
  carry out the day-to-day management of the Company's activities;

  •
  have the right of first signature on financial documents;

  •
  dispose of the Company's property so as to provide for its current activities, within the limits established by this Charter;

  •
  represent the Company's interests both in the Russian Federation and elsewhere, including in foreign states;

  •
  approve the staff, enter into labor agreements with the Company's employees, and provide incentives to such employees and impose penalties on them;

  •
  independently conclude transactions in the Company's name, or, in the cases provided for by the Federal Law "On Joint Stock Companies" and this Charter, pursuant to a resolution of the General Meeting of Shareholders or a resolution of the Board of Directors;

  •
  issue powers of attorney on behalf of the Company;

  •
  arrange for the keeping of accounting records and reports by the Company;

  •
  issue orders and give instructions binding upon all employees of the Company;

  •
  perform other functions necessary to achieve the Company's objectives and ensure its normal operation, in accordance with current legislation and the Company's Charter, with the exception of functions assigned by the Federal Law "On Joint Stock Companies" and the Company's Charter to other management bodies of the Company.

        14.5.    The election of the President of the Company and early termination of his powers shall be done by the General Meeting of Shareholders.

        14.6.    The requirements that must be satisfied by persons who may be elected to the position of President shall be established by the Statute of the President of the Company.

        14.7.    The person performing the functions of the President shall be permitted to simultaneously occupy positions on the management bodies of other organizations only with the consent of the Board of Directors.

        14.8.    In the event that the powers of the President of the Company are terminated early, but the General Meeting of Shareholders has not adopted a resolution appointing a new President, the Board of Directors shall adopt a resolution appointing an acting president and immediately take all necessary measures to call a General Meeting of Shareholders and appoint a President.

15.    Reports of the Company

        15.1.    The fiscal year of the Company shall begin on January 1 and end on December 31 of the current year, inclusive.

        15.2.    The Company shall keep accounting records and accounting and other statistical reports in accordance with the requirements of current Russian legislation.

        Internationally accepted accounting principles shall be implemented to the extent permitted by legislation.

        All payment documents, balance sheets, financial reports, and account books shall be prepared in the Russian language. Where necessary for the purposes of an audit, the essential elements of each document may be translated into English. The Company's quarterly and annual financial statements shall be prepared in the Russian and English languages.

        Within 40 days of the end of each quarter and within 100 days of the end of each fiscal year, the President shall provide each Shareholder with a quarterly and annual balance sheet and a report on the results of economic activities, which shall be prepared in the Russian and English languages. These reports, signed by the President and the Vice President for Finance, shall be immediately delivered to the Audit Commission, whose duties shall include verifying the correct preparation thereof and the accuracy of the data contained therein within 15 days of the receipt thereof.

        15.3.    For the purposes of implementing governmental, social, economic and tax policies, the Company shall be responsible for the preservation of documents (managerial, financial and economic, personnel-related, etc.), ensure the transfer of scientifically and historically significant documents to the central archives of Moscow for state storage, in accordance with a list of documents agreed with the

Mosarkhiv association, and store and use personnel-related documents pertaining in the established manner.

        15.4.    In the course of its activities the Company shall conduct work to record and exempt from service its employees in the reserve and called up for military service, in accordance with the requirements of the legislation of the Russian Federation and resolutions of the RF Government. The President of the Company shall be personally liable for the fulfillment of this work.

16.    Audit Commission

        16.1.    The Audit Commission shall supervise the financial and economic activities of the Company. The procedure for the activities of the Audit Commission shall be approved by the General Meeting of Shareholders.

        16.2.    The Audit Commission shall be elected by the General Meeting of Shareholders. The General Meeting of Shareholders may elect individual new members of the Commission or elect a new Commission as a whole.

        Members of the Board of Directors may not simultaneously be members of the Audit Commission.

        16.3.    The accuracy of the information contained in the annual report of the Company and annual balance sheets must be confirmed by the Audit Commission (internal auditor) of the Company and an auditor of the Company, which has no privity ties with the Company or Shareholders.

        16.4.    The Audit Commission may, with the approval of the General Meeting or the Board of Directors, engage auditing firms to participate in its work.

        16.5.    A verification of the Company's financial and economic activities shall be conducted at any time on the initiative of the Audit Commission, pursuant to a resolution of the General Meeting of Shareholders or the Board of Directors, or at the request of Shareholders owning in aggregate at least 10 percent of the voting shares of the Company.

        16.6.    An audit of the Company's activities shall be conducted at any time at the request of Shareholders having in aggregate no less than a 10 percent interest in the Company's charter capital.

17.    Register of Shareholders

        17.1.    The Company shall, in the manner established by current legislation of the Russian Federation, commission a specialized registrar to keep and maintain the Register of Shareholders.

        17.2.    A person registered in the Register of Shareholders shall be required to promptly inform the holder of the Register of Shareholders about any changes in his information. Neither the Company nor the specialized registrar shall be liable for any damages caused in connection with a person's failure to report changes in his information.

        17.3.    A Shareholder's ownership of shares of the Company shall be confirmed by an entry in the Register of Shareholders or, in the event that rights to shares are recorded by a person carrying out depositary activity, by an entry on a depositary account. A transaction with shares shall be carried out, and ownership of a share shall pass to the new owner, at the moment a credit entry is made on the personal account of the acquirer, if rights to shares of the Company are recorded in the system of keeping the Register of Shareholders, or at the moment a credit entry is made on the depositary account of the acquirer, if rights to shares of the Company are kept by a person carrying out depositary activity.

18.    Liquidation and reorganization

        18.1.    The Company may be terminated (liquidated)

  •
  pursuant to a resolution of the General Meeting of Shareholders;

  •
  by the decision of a court.

        18.2.    Liquidation of the Company on a voluntary basis shall be carried out by a liquidation commission appointed by the Company. Compulsory liquidation shall be carried out by a commission appointed by a court.

        18.3.    All powers to manage the affairs of the Company shall pass to the liquidation commission upon the appointment thereof. The liquidation commission shall appraise assets; identify creditors and settle with them and with Shareholders; and prepare a liquidation balance and submit it to the Meeting of Shareholders.

        18.4.    The funds of the Company, including proceeds from the sale of property, that remain after payment of wages and fulfillment of obligations to creditors and the budget shall be distributed among the Shareholders.

        18.5.    The liquidation of the Company shall be deemed complete, and the Company to have ceased to exist, from the time a corresponding entry is made in the state register.

        18.6.    Disputes between the Company and legal entities or individuals, including foreign, shall be examined in accordance with current legislation.

        18.7.    The Company may be reorganized by way of consolidation, split-up, spin-off, merger, or transformation.

        A decision to reorganize the Company may be taken by the General Meeting of Shareholders, authorized government authorities, or a court in the cases provided for by current legislation.

        18.8.    In the event that the Company is reorganized necessary amendments shall be made to its Charter. In the event that the Company is liquidated, a corresponding entry shall be made in the register.

        18.9.    The reorganization of the Company shall entail the transfer of its rights and obligations to its successor.

        18.10.    The creation of a new company by the transfer to it of all rights and obligations of two or more companies and the termination thereof shall be deemed a consolidation of the companies.

        18.11.    Dissociation of the Company shall be regarded as the termination of the Company with the transfer of its rights and obligations to a newly established company.

        The termination of one or more companies with the transfer of all their rights and obligations to another company shall be deemed a merger of the Company.

        In the event that the Company is reorganized and its activity terminated, all documents (managerial, financial, personnel-related, etc.) shall be transferred in accordance with the established rules to the successor enterprise.

        In the absence of a successor, scientifically and historically significant documents shall be transferred for state storage to the archives of the Mosgorarkhiv association. Personnel-related documents (orders, personal files, account cards, etc.) shall be transferred for storage to the records office of the municipality in which the Company is located. Documents shall be collated and transferred by and at the expense of the Company in accordance with the requirements of the archival authorities.

19.    Subsidiaries, branches, and representative offices

        19.1.    The Company may establish subsidiaries, representative offices, and branches in the territory of Russia and elsewhere in accordance with the requirements of current legislation of the Russian Federation and the legislation of the foreign states where subsidiaries, branches, and representative offices are located, unless otherwise provided by an international treaty.

        Branches and representative offices shall carry out their activities in the name of the Company, which shall be liable for their activities.

        19.2.    Branches and representative offices shall not be legal entities, and shall be furnished with property by the Company and act in accordance with a statute governing them.

        Branches and representative offices shall have independent balance sheets, which shall form part of the Company's balance sheet.

        Resolutions to create and liquidate branches and open and close representatives offices, the statutes governing them, shall be adopted by the Board of Directors in accordance with the legislation of the country where the respective branch or representative office is founded. Directors of branches and representative offices shall act on the basis of powers of attorney issued by the Company.

        19.3.    Representative offices and branches shall be liable for the obligations of the Company and the Company shall be liable for their obligations.

        19.4.    The Company has the following branches:

        19.4.1.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Syktyvkar, Komi Republic.

        Location: Russian Federation, 167610, Komi Republic, Syktyvkar, ul. Kommunisticheskaya, d. 10.

        19.4.2.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Tula.

        Location: Russian Federation, 300026, Tula, prospekt Lenina, d. 108a.

        19.4.3.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Pskov.

        Location: Russian Federation, 180000, Pskov, ul. Karla Marksa, d. 8.

        19.4.4.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Smolensk.

        Location: Russian Federation, 214018, Smolensk, ul. Tenishevoi, d. 22.

        19.4.5    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Ryazan.

        Location: Russian Federation, 390044, Ryazan, Moskovskoe shosse, d. 20.

        19.4.6    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Vladimir.

        Location: Russian Federation, 600020, Vladimir, ul. Usti-na-Labe, d. 16.

        19.4.7    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Kaluga.

        Location: Russian Federation, 248030, Kaluga, ul. Plekhanova, d. 20.

        19.4.8. Branch of Mobile TeleSystems Open Joint Stock Company in the city of Kostroma.

        Location of branch: Russian Federation, 156005, Kostroma, ul. Podlipaeva, d. 1.

        19.4.9.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Tver.

        Location: Russian Federation, 170033, Tver, ul. Sklizkova, d. 36.

        19.4.10.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Yaroslavl.

        Location: Russian Federation, 150040, Yaroslavl, prospect Oktyabrya, dom 47.

        19.4.11.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Ivanovo.

        Location: Russian Federation, 153005, Ivanovo, ul. Fridrikha Engelsa, d. 82 "A"

        19.4.12.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Nizhni Novgorod (Russian Federation, Nizhni Novgorod Oblast, Nizhni Novgorod).

        19.4.13.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Kirov (Russian Federation, Kirov Oblast, Kirov).

        19.4.14.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Blagoveshchensk.

        Location: Russian Federation, 675000, Amurskaya oblast, Blagoveshchensk, ul. B. Khmelnitskogo, d. 42".

        19.4.15.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Tambov.

        Location: Russian Federation, 392001, Tambov, ul. Internationalnaya, d. 86 "A".

        19.4.16.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Perm (Russian Federation, Permskaya Oblast, Perm).

        19.4.17.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Chelyabinsk (Russian Federation, Chelyabinskaya Oblast, Chelyabinsk).

        19.4.18.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Orenburg (Russian Federation, Orenburgskaya Oblast, Orenburg).

        19.4.19.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Kurgan (Russian Federation, Kurganskaya Oblast, Kurgan).

        19.4.20.    Branch of Mobile TeleSystems Open Joint Stock Company in Komi-Permyak Autonomous Area (Russian Federation, Komi-Permyak Autonomous Area, Kudymkar).

        19.4.21.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Tyumen (Russian Federation, Tyumenskaya Oblast, Tyumen).

        19.4.22.    Branch of Mobile TeleSystems Open Joint Stock Company in Yamalo-Nenetsk Autonomous Area (Russian Federation, Yamalo-Nenetsk Autonomous Area, Salekhard).

        19.4.23.    Branch of Mobile TeleSystems Open Joint Stock Company in Khanty-Mansi Autonomous Area (Russian Federation, Khanty-Mansi Autonomous Area, Khanty-Mansiysk).

        19.4.24.    Branch of Mobile TeleSystems Open Joint Stock Company in the city of Ekaterinburg (Russian Federation, Sverdlovskaya Oblast, Ekaterinburg).

20.    Audit

        20.1.    The Company shall be obligated to enter into a contract with a specialized organization for the purpose of conducting audits and confirming annual financial statements (external audit).

21.    Intellectual Property

        21.1.    The Company's rights in intellectual property, including patents, trademarks and copyrights, shall be protected in accordance with current legislation of the Russian Federation and international treaties.

22.    Information about the Company

        22.1.    During business hours the Company shall give the Shareholders access to the documents listed in clause 23.1 hereof, with the exception of accounting documents, at the location where the documents are stored or at another place established in accordance with clause 23.2 hereof.

        Shareholders (a Shareholder) of the Company having in aggregate at least 25 percent of the voting shares of the Company shall have the right of access to the accounting documents.

        At the request of a Shareholder, the Company shall be required to provide him, for a fee, with copies of the aforesaid documents and other documents of the Company provided for by legal acts of the Russian Federation. Copies of documents shall be delivered to a Shareholder (or his representative) personally or sent through the mail by registered letter. The amount of the fee shall be established by the executive bodies of the Company and may not exceed the cost of preparing copies the documents and costs associated with sending them through the mail.

        22.2.    The Company shall be obligated to disclose:

  •
  the Company's annual report, annual accounting statements;

  •
  a prospectus for issuance of shares of the Company, in the cases provided for by legal acts of the Russian Federation;

  •
  a notice concerning the holding of a General Meeting of Shareholders in the manner established by the existing legislation;

  •
  other information as determined by the federal body of executive authority for the securities market.

23.    Documents of the Company

        23.1.    The Company shall be required to store the following documents:

  •
  agreement on establishment of the Company;

  •
  the Charter of the Company and amendments thereto, registered in the established manner; the decision respecting the creation of the Company; and the certificate of state registration of the Company;

  •
  documents certifying the rights of the Company to the property on its balance sheet;

  •
  internal documents of the Company;

  •
  statutes of the Company's branches and representative offices;

  •
  annual reports;

  •
  prospectuses for the issuance of shares of the Company, quarterly reports of the issuer (the Company) and other documents containing information that is subject to publication or disclosure by other means in accordance with the current legislation;

  •
  accounting documents;

  •
  accounting statements and reporting documents;

  •
  minutes of General Meetings of Shareholders and meetings of the Board of Directors and the Audit Commission (internal auditor);

  •
  voting ballots and powers of attorney (copies of powers of attorney) for participation in the General Meeting of Shareholders;

  •
  reports of independent valuators;

  •
  lists of affiliated persons of the Company;

  •
  conclusions of the Audit Commission (internal auditor), the External Auditor and government and municipal authorities responsible for fiscal oversight;

  •
  lists of the persons entitled to participate in the General Meeting of Shareholders, entitled to receive dividends, and other lists prepared by the Company to facilitate the exercising by Shareholders of their rights in accordance with the requirements of legislation;

  •
  other documents specified by the Federal Law "On Joint Stock Companies"; the Charter and internal documents of the Company; resolutions of the General Meeting of Shareholders, the Board of Directors, and management bodies of the Company; and the documents specified by legal acts of the Russian Federation.

        23.2.    The Company shall store the documents specified in clause 23.1 of this Charter at the location of its executive body in the manner and period prescribed by the current legislation.

[Stamp:]	APPROVED
MNS of Russia Inspectorate No 7440
Certificate of State Registration issued 02 September 2002 Primary state registration No 2027740000099 Title: Deputy Directory, RF MNS Interraion Inspectorate No 40 for Moscow	Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 32 of 16 July 2002
(seal)
Copy of document to be stored at registering authority

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	16 July 2002
1.
Clause 19.4.6 of the Charter is restated as follows:

"19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: 14b, ul. Kirova, 600017, Vladimir, Russian Federation."
2.
A clause 19.5 and a subclause 19.5.1, worded as follows, are added to the Charter:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: 24b, ul. Revolyutsionnaya, Minsk, 220050, Republic of Belarus."

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

[Stamp:]	APPROVED
MNS of Russia Inspectorate No 7440
Certificate of State Registration issued 30 September 2002 Primary state registration No 2027740000154 Title: Deputy Directory, RF MNS Interraion Inspectorate No 40 for Moscow	Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 34 of 29 August 2002
(seal)
Copy of document to be stored at registering authority

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	29 August 2002
1.
Subclause 19.4.1. of the Charter is restated as follows:

"19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: 72, ul. Sovetskaya, 167000, Republic of Komi, Russian Federation."

2.
A subclause 19.4.25, worded as follows, is added to the Charter:
"19.4.25.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Russian Federation."

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 37 of 17 December 2002

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	17 December 2002
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4.    The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.
19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.
19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.10.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Russian Federation.
19.4.11.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.

19.4.12.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.13.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.14.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.
19.4.15.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation.
19.4.16.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.17.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.18.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.19.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.
19.4.20.	Branch of Mobile TeleSystems Open Joint Stock Company in the Komi-Permyak Autonomous District.
Location of branch: Kudymkar, Komi-Permyak Autonomous District, Russian Federation.
19.4.21.	Branch of Mobile TeleSystems Open Joint Stock Company in Tyumen.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.22.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Salekhard, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.23.	Branch of Mobile TeleSystems Open Joint Stock Company in Ekaterinburg.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.24.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.25.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.26.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.27.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.

Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.
19.4.28.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District, Russian Federation."

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

[Stamp:]	APPROVED
MNS of Russia Inspectorate No 7440
Certificate of State Registration issued 25 February 2003 Primary state registration No 2037740000065 Title: Deputy Directory, RF MNS Interraion Inspectorate No 40 for Moscow	Minutes of extraordinary General Meeting of Shareholders of Mobile TeleSystems Open Joint Stock Company, No 7 of 27 December 2002
(seal)
Copy of document to be stored at registering authority

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	27 December 2002

Subclause 7.7.1 of the Charter is restated as follows:

  "A person who independently or jointly with an affiliated person or persons acquires 30 percent or more of the placed common shares of the Company shall be exempt from the obligation to offer to buy the common shares of the Company held by its other shareholders as provided by article 80.2 of the Federal Law "On Joint Stock Companies," for a period of 30 days from the date of acquisition of 30 percent or more of the placed common shares of the Company."

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

[Stamp:]	APPROVED
MNS of Russia Inspectorate No 7440
Certificate of State Registration issued 06 March 2003 Primary state registration No 2037740000131 Title: Deputy Directory, RF MNS Interraion Inspectorate No 40 for Moscow	Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 38 of 10 February 2003
(seal)
Copy of document to be stored at registering authority

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	10 February 2003

A subclause 19.4.29, worded as follows, is added to the Charter:

"19.4.29.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: Samara, Russian Federation."

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

[Stamp:]	APPROVED
MNS of Russia Inspectorate No 7440
Certificate of State Registration issued 09 June 2003 Primary state registration No 2037740000307 Title: Deputy Directory, RF MNS Interraion Inspectorate No 40 for Moscow	Minutes of extraordinary General Meeting of Shareholders of Mobile TeleSystems Open Joint Stock Company, No 8 of 17 April 2003
(seal)
Copy of document to be stored at registering authority

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	17 April 2003

The following paragraph is added to clause 1.1 of the Charter:

"The Company is the full successor in respect of all rights and obligations of Rosiko Closed Joint Stock Company (registered by the Moscow Registration Chamber of the Government of Moscow on 04 March 1994 under number 005.821 and entered by the Moscow Department of the RF MNS into the Consolidated State Register of Legal Entities on 18 December 2002 under primary state registration number 1027700547126), reorganized by merger into Mobile TeleSystems Open Joint Stock Company."

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of annual General Meeting of Shareholders of Mobile TeleSystems Open Joint Stock Company, No 9 of 30 June 2003

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	30 June 2003
1.
Article 9 of the Charter, "Dividends," is restated as follows:

"9.1.	Pursuant to a resolution of the Meeting of Shareholders, dividends may be paid on the basis of results of the first quarter, half, and/or nine months of the financial year and/or results of the financial year. A resolution to pay/declare dividends on the basis of results of the first quarter, half, or nine months of the financial year may be adopted within three months after the end of the respective period. Annual dividends shall be declared by the annual General Meeting of Shareholders on the basis of results of the year.
9.2.
The amount of dividends per common share shall be set by the General Meeting of Shareholders at the proposal of the Board of Directors. The amount of dividends may not exceed the amount recommended by the Board of Directors.
9.3.
The Company shall be obligated to pay dividends that have been announced. Dividends shall generally be paid in money. A dividend may also be paid in other property, in the form of shares (capitalization of profits), other types of securities, property, or the assignment of property rights or other rights having a monetary valuation. The amount of the dividend and the form of payment thereof on shares shall be established in the resolution to pay dividends on shares.
The General Meeting of Shareholders may adopt a resolution not to pay dividends on shares.
9.4.	Dividends shall neither accrue nor be paid on shares that have not been issued into circulation or have been acquired by the Company.
9.5.	Dividends shall accrue and be paid only on fully paid shares.
9.6.	Interest shall not accrue on dividends that have not been paid out or received.
9.7.
The date of payment of dividends shall be set by resolution of the General Meeting of Shareholders. If the date of payment of dividends is not set by resolution of the General Meeting of Shareholders, the date of payment shall be no more than 60 days after the date of adoption of the resolution to pay them.
9.8.	For each payment of dividends a list of persons entitled to receive dividends shall be prepared.

The list of persons entitled to receive dividends shall be prepared as at the date of preparation of the list of persons entitled to participate in the General Meeting of Shareholders that adopted the resolution to pay dividends. For purposes of preparation of the list of persons entitled to receive dividends, nominee holders of shares of the Company shall provide information on the persons on whose behalf they hold shares.
9.9.	In the cases established by current legislation the Company shall be prohibited from adopting a resolution to pay/declare dividends on shares.
9.10.	In the cases established by current legislation the Company shall be prohibited from paying declared dividends on shares."
2.
A subclause 10.1, worded as follows, is added to clause 12.1 of the Charter:

"10.1.	payment/declaration of dividends based on the basis of results of the first quarter, half, or nine months of the financial year;"
3.
Subclause 12.1.11 of the Charter is restated as follows:

"11.	approval of the Company's annual reports and annual financial statements, including income statements (profit and loss accounts), and distribution of profits (including the payment/declaration of dividends, except profits distributed as dividends on the basis of results of the first quarter, half, and nine months of the financial year) and losses of the Company on the basis of results of the financial year;"

M. A. Smirnov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 54 of 15 March 2004

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	15 March 2004
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4. The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Northwest Macroregion.
Location of branch: St. Petersburg, Russian Federation.
19.4.1.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation
19.4.1.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.1.3.	Branch of Mobile TeleSystems Open Joint Stock Company in St. Petersburg.
Location of branch: St. Petersburg, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the South Macroregion.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.2.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Stavropol Territory.
Location of branch: Stavropol, Stavropol Territory, Russian Federation.
19.4.2.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnodar Territory.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Rostov Oblast.
Location of branch: Rostov-na-Donu, Rostov Oblast, Russian Federation.

19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga SE Macroregion.
Location of branch: Samara, Samara Oblast, Russian Federation.
19.4.3.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.3.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.3.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Komi-Permyak Autonomous District.
Location of branch: Kudymkar, Komi-Permyak Autonomous District, Russian Federation.
19.4.3.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.3.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: Samara, Samara Oblast, Russian Federation.
19.4.3.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ulyanovsk Oblast.
Location of branch: Ulyanovsk, Ulyanovsk Oblast, Russian Federation.
19.4.3.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Bashkortostan.
Location of branch: Ufa, Republic of Bashkortostan, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga NW Macroregion.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chuvash Republic—Chuvashia.
Location of branch: Cheboksary, Chuvash Republic—Chuvashia, Russian Federation.
19.4.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mordovia.
Location of branch: Saransk, Republic of Mordovia, Russian Federation.
19.4.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mari El.
Location of branch: Ioshkar-Ola, Republic of Mari El, Russian Federation.

19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Urals Macroregion.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.5.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.
19.4.5.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tyumen Oblast and the Khanty-Mansiisk Autonomous District—Yugra.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.5.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Salekhard, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.5.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sverdlovsk Oblast.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kemerovo Oblast.
Location of branch: Kemerovo, Kemerovo Oblast, Russian Federation.
19.4.6.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Altai Territory.
Location of branch: Barnaul, Altai Territory, Russian Federation.
19.4.6.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnoyarsk Territory.
Location of branch: Krasnoyarsk, Krasnoyarsk Territory, Russian Federation.
19.4.6.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tomsk Oblast.
Location of branch: Tomsk, Tomsk Oblast, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Far East Macroregion.
Location of branch: Vladivostok, Primorye Territory, Russian Federation.
19.4.7.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.

19.4.7.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.
Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.
19.4.7.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District.
19.4.8.
19.4.8.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.
19.4.8.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.8.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.
19.4.8.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.8.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.8.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Yaroslavl Oblast, Russian Federation.
19.4.8.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.
19.4.8.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation."
2.
Clause 19.5 of the Charter is restated as follows:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: Minsk, Republic of Belarus.
19.5.2.	Representative office of Mobile TeleSystems Open Joint Stock Company in Ukraine.
Location of representative office: Kiev, Ukraine."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 56 of 29 April 2004

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	29 April 2004
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4. The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Northwest Macroregion.
Location of branch: 8, ul. Italyanskaya, St. Petersburg, Russian Federation.
19.4.1.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation
19.4.1.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.1.3.	Branch of Mobile TeleSystems Open Joint Stock Company in St. Petersburg.
Location of branch: St. Petersburg, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the South Macroregion.
Location of branch: 61, ul. Gimnazicheskaya, Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.2.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Stavropol Territory.
Location of branch: Stavropol, Stavropol Territory, Russian Federation.
19.4.2.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnodar Territory.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Rostov Oblast.
Location of branch: Rostov-na-Donu, Rostov Oblast, Russian Federation.
19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga SE Macroregion.
Location of branch: Samara, Samara Oblast, Russian Federation.

19.4.3.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.3.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Komi-Permyak Autonomous District.
Location of branch: Kudymkar, Komi-Permyak Autonomous District, Russian Federation.
19.4.3.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.3.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: 61A, Chernorechenskaya, Samara, Samara Oblast, Russian Federation.
19.4.3.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ulyanovsk Oblast.
Location of branch: Ulyanovsk, Ulyanovsk Oblast, Russian Federation.
19.4.3.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Bashkortostan.
Location of branch: Ufa, Republic of Bashkortostan, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga NW Macroregion.
Location of branch: 61, ul. Beketova, Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chuvash Republic—Chuvashia.
Location of branch: Cheboksary, Chuvash Republic—Chuvashia, Russian Federation.
19.4.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mordovia.
Location of branch: Saransk, Republic of Mordovia, Russian Federation.
19.4.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mari El.
Location of branch: Ioshkar-Ola, Republic of Mari El, Russian Federation.
19.4.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Urals Macroregion.
Location of branch: 128, ul. Mamina-Sibiryaka, Ekaterinburg, Sverdlovsk Oblast, Russian Federation.

19.4.5.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.5.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.
19.4.5.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tyumen Oblast and the Khanty-Mansiisk Autonomous District—Yugra.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.5.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Salekhard, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.5.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sverdlovsk Oblast.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: 31, ul. 2-ya Soyuza Molodezhi, Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kemerovo Oblast.
Location of branch: Kemerovo, Kemerovo Oblast, Russian Federation.
19.4.6.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Altai Territory.
Location of branch: Barnaul, Altai Territory, Russian Federation.
19.4.6.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnoyarsk Territory.
Location of branch: Krasnoyarsk, Krasnoyarsk Territory, Russian Federation.
19.4.6.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tomsk Oblast.
Location of branch: Tomsk, Tomsk Oblast, Russian Federation.
16.4.6.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Far East Macroregion.
Location of branch: 53A, ul. Nekrasova, Vladivostok, Primorye Territory, Russian Federation.
19.4.7.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.
19.4.7.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.
Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.
19.4.7.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District.

19.4.8.
19.4.8.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.
19.4.8.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.8.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.
19.4.8.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.8.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.8.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Yaroslavl Oblast, Russian Federation.
19.4.8.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.
19.4.8.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation."
2.
Clause 19.5 of the Charter is restated as follows:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: Minsk, Republic of Belarus.
19.5.2.	Representative office of Mobile TeleSystems Open Joint Stock Company in Ukraine.
Location of representative office: Kiev, Ukraine."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of annual General Meeting of Shareholders of Mobile TeleSystems Open Joint Stock Company, No 11 of 24 June 2004

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	24 June 2004
1.
Subclause 7.7.1 of the Charter is restated as follows:

"7.7.1.
Shares of the Company may be alienated in favor of third parties. A Shareholder may alienate his shares in the manner established by legislation. A person who independently or jointly with an affiliated person or persons acquires 30 percent or more of the placed common shares of the Company shall be obligated, pursuant to and on the conditions set forth in article 80 of the Federal Law of the Russian Federation "On Joint Stock Companies," to offer to buy the common shares of the Company and emissive securities convertible into common shares of the Company held by its other shareholders, if such obligation is prescribed by the legislation of the Russian Federation."

2.
Clause 9.7 of the Charter is restated as follows:

    "When the General Meeting of Shareholders adopts a resolution to pay dividends, such dividends must be paid by the end of the year in which such resolution was adopted, unless a shorter period is established by the resolution."

3.
Clause 14.6 is restated as follows:

"14.6.
Requirements that must be met by persons elected to the position of President may be established by the Bylaw on the President of the Company and/or a resolution of the Board of Directors."

4.
A fourth paragraph, worded as follows, is added to clause 12.12.1:

    "The text of the notice of a General Meeting of Shareholders may, pursuant to a resolution of the Board of Directors, additionally be sent in electronic form to those shareholders who have provided the Company or the registrar with e-mail addresses for the delivery of such notices."

5.
In clause 12.12.5 the words "—other information provided by the Company's Charter" shall be replaced with the words, "—other information provided by the Company's Charter, legislation, or a resolution of the Board of Directors."

6.
A fourth paragraph, worded as follows, is added to clause 12.12.6:

    "Pursuant to a resolution of the Board of Directors, information to be provided to the persons entitled to participate in a General Meeting of Shareholders that is not classified as confidential or a commercial secret may be published in whole or in part on the Company's Internet website."

7.
A second paragraph, worded as follows, is added to clause 12.9.2:

    "When notifying the Company's shareholders that a General Meeting of Shareholders has been called, the Company shall simultaneously send invitations to attend the meeting to the members of the Board of Directors, the members of the Audit Commission, and the

    Company's Auditor, as well as to candidates for the Board of Directors, Audit Commission, and President who are named in the ballots for voting at the meeting."

8.
Subclause 13.4.1 of the Charter shall be stated as follows:

"1.
Determination of the priority lines of the Company's activity, determination of the Company's development strategy, and approval of the annual budgets (financial plans) of the Company;"

9.
Clause 13.10 of the Charter is restated as follows:

"13.10.
A quorum at meetings of the Board of Directors shall be the attendance of at least 6 (six) elected members of the Board of Directors.

10.
A second paragraph, worded as follows, is added to clause 13.11:

  "When a meeting of the Board of Directors is held in direct form, written opinions of absent members of the Board of Directors shall be taken into account."

11.
A clause 13.13, worded as follows, is added to the Charter:

"13.13.
Pursuant to a resolution of the Board of Directors, committees of the Board of Directors may be created within the Board of Directors."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

[Stamp:]	APPROVED
MNS of Russia Inspectorate No 7440
Certificate of State Registration issued 17 September 2004 Primary state registration No 2047740000713 Title: Deputy Directory, RF MNS Interraion Inspectorate No 40 for Moscow	Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 59 of 30 August 2004
(seal)
Copy of document to be stored at registering authority

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	30 August 2004
1.
Clause 19.4.6 of the Charter is restated as follows:

"19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: 35, ul. Oktyabrskaya, Novosibirsk, Novosibirsk Oblast, Russian Federation."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company, No 62 of 16 December 2004

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	16 December 2004
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4. The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Northwest Macroregion.
Location of branch: 8, ul. Italyanskaya, St. Petersburg, Russian Federation.
19.4.1.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation
19.4.1.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.1.3.	Branch of Mobile TeleSystems Open Joint Stock Company in St. Petersburg.
Location of branch: St. Petersburg, Russian Federation.
19.4.1.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Arkhangelsk Oblast.
Location of branch: Arkhangelsk, Arkhangelsk Oblast, Russian Federation.
19.4.1.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Vologda Oblast.
Location of branch: Vologda, Vologda Oblast, Russian Federation.
19.4.1.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kaliningrad Oblast.
Location of branch: Kaliningrad, Kalinigrad Oblast, Russian Federation.
19.4.1.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Murmansk Oblast.
Location of branch: Murmansk, Oblast, Russian Federation.
19.4.1.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novgorod Oblast.
Location of branch: Novgorod, Novgorod Oblast, Russian Federation.

19.4.1.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Karelia.
Location of branch: Petrozavodsk, Republic of Karelia, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the South Macroregion.
Location of branch: 61, ul. Gimnazicheskaya, Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.2.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Stavropol Territory.
Location of branch: Stavropol, Stavropol Territory, Russian Federation.
19.4.2.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnodar Territory.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Rostov Oblast.
Location of branch: Rostov-na-Donu, Rostov Oblast, Russian Federation.
19.4.2.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Novorossiisk.
Location of branch: Novorossiisk, Krasnodar Territory, Russian Federation.
19.4.2.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Sochi.
Location of branch: Sochi, Krasnodar Territory, Russian Federation.
19.4.2.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Adyghe Republic.
Location of branch: Maikop, Adyghe Republic, Russian Federation.
19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga SE Macroregion.
Location of branch: Samara, Samara Oblast, Russian Federation.
19.4.3.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.3.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Komi-Permyak Autonomous District.
Location of branch: Kudymkar, Komi-Permyak Autonomous District, Russian Federation.
19.4.3.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.3.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: 61A, Chernorechenskaya, Samara, Samara Oblast, Russian Federation.

19.4.3.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ulyanovsk Oblast.
Location of branch: Ulyanovsk, Ulyanovsk Oblast, Russian Federation.
19.4.3.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Bashkortostan.
Location of branch: Ufa, Republic of Bashkortostan, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga NW Macroregion.
Location of branch: 61, ul. Beketova, Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chuvash Republic—Chuvashia.
Location of branch: Cheboksary, Chuvash Republic—Chuvashia, Russian Federation.
19.4.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mordovia.
Location of branch: Saransk, Republic of Mordovia, Russian Federation.
19.4.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mari El.
Location of branch: Ioshkar-Ola, Republic of Mari El, Russian Federation.
19.4.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Izhevsk, Udmurt Republic.
Location of branch: Izhevsk, Udmurt Republic, Russian Federation.
19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Urals Macroregion.
Location of branch: 128, ul. Mamina-Sibiryaka, Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.5.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.

19.4.5.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tyumen Oblast and the Khanty-Mansiisk Autonomous District—Yugra.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.5.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Salekhard, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.5.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sverdlovsk Oblast.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Khanti-Mansiisk Autonomous District—Yugra.
Location of branch: Surgut, Khanti-Mansiisk Autonomous District, Russian Federation.
19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: 35, ul. Oktyabrskaya, Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kemerovo Oblast.
Location of branch: Kemerovo, Kemerovo Oblast, Russian Federation.
19.4.6.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Altai Territory.
Location of branch: Barnaul, Altai Territory, Russian Federation.
19.4.6.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnoyarsk Territory.
Location of branch: Krasnoyarsk, Krasnoyarsk Territory, Russian Federation.
19.4.6.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tomsk Oblast.
Location of branch: Tomsk, Tomsk Oblast, Russian Federation.
16.4.6.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Far East Macroregion.
Location of branch: 53A, ul. Nekrasova, Vladivostok, Primorye Territory, Russian Federation.
19.4.7.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.
19.4.7.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.
Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.

19.4.7.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District.
19.4.8.
19.4.8.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.
19.4.8.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.8.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.
19.4.8.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.8.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.8.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Yaroslavl Oblast, Russian Federation.
19.4.8.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.
19.4.8.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation."
2.
Clause 19.5 of the Charter is restated as follows:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: Minsk, Republic of Belarus.
19.5.2.	Representative office of Mobile TeleSystems Open Joint Stock Company in Ukraine.
Locatin of representative office: Kiev, Ukraine."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company No 64 of 22 February 2005

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	22 February 2005
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4. The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Northwest Macroregion.
Location of branch: 8, ulitsa Italyanskaya, St. Petersburg, Russian Federation.
19.4.1.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation
19.4.1.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.1.3.	Branch of Mobile TeleSystems Open Joint Stock Company in St. Petersburg.
Location of branch: St. Petersburg, Russian Federation.
19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Arkhangelsk Oblast.
Location of branch: Arkhangelsk, Arkhangelsk Oblast, Russian Federation.
19.4.1.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Vologda Oblast.
Location of branch: Vologda, Vologda Oblast, Russian Federation.
19.4.1.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaliningrad Oblast.
Location of branch: Kaliningrad, Kalinigrad Oblast, Russian Federation.
19.4.1.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Murmansk Oblast.
Location of branch: Murmansk, Murmansk Oblast, Russian Federation.
19.4.1.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novgorod Oblast.
Location of branch: V. Novgorod, Novgorod Oblast, Russian Federation.

19.4.1.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Karelia.
Location of branch: Petrozavodsk, Republic of Karelia, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the South Macroregion.
Location of branch: 61, ulitsa Gimnazicheskaya, Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.2.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Stavropol Territory.
Location of branch: Stavropol, Stavropol Territory, Russian Federation.
19.4.2.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnodar Territory.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Rostov Oblast.
Location of branch: Rostov-na-Donu, Rostov blast, Russian Federation.
19.4.2.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Novorossiisk.
Location of branch:
19.4.2.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Sochi.
Location of branch: Sochi, Krasnodar Krai, Russian Federation.
19.4.2.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Adyghe Republic.
Location of branch: Maikop, Adyghe Republic, Russian Federation.
19.4.2.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Astrakhan Oblast.
Location of branch: Astrakhan, Astrakhan Oblast, Russian Federation.
19.4.2.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volgograd Oblast.
Location of branch: Volgograd, Volgograd Oblast, Russian Federation.
19.4.2.10.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kabardin-Balkar Republic.
Location of branch: Nalchik, Kabardin-Balkar Republic, Russian Federation.
19.4.2.11.	Branch of Mobile TeleSystems Open Joint Stock Company in the Karachaevo-Cherkessia Republic.
Location of branch: Cherkessk, Karachaevo-Cherkessia Republic, Russian Federation.

2

19.4.2.12.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ingush Republic.
Location of branch: Nazran, Ingush Republic, Russian Federation.
19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga SE Macroregion.
Location of branch: Samara, Samara Oblast, Russian Federation.
19.4.3.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.3.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Komi-Permyak Autonomous Okrug.
Location of branch: Kudymkar, Komi-Permyak Autonomous Okrug, Russian Federation.
19.4.3.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.3.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: 61 A, Chernorechenskaya, Samara, Samara Oblast, Russian Federation.
19.4.3.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ulyanovsk Oblast.
Location of branch: Ulyanovsk, Ulyanovsk Oblast, Russian Federation.
19.4.3.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Bashkortostan.
Location of branch: Ufa, Republic of Bashkortostan, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga NW Macroregion.
Location of branch: 61, ulitsa Beketova, Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chuvash Republic—Chuvashia.
Location of branch: Cheboksary, Chuvash Republic—Chuvashia, Russian Federation.

3

19.4.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mordovia.
Location of branch: Saransk, Republic of Mordovia, Russian Federation.
19.4.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mari El.
Location of branch: Ioshkar-Ola, Republic of Mari El, Russian Federation.
19.4.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Izhevsk, Udmurt Republic.
Location of branch: Izhevsk, Udmurt Republic, Russian Federation.
19.4.4.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tatarstan.
Location of branch: Kazan, Republic of Tatarstan, Russian Federation.
19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Urals Macroregion.
Location of branch: 128, ulitsa Mamina-Sibiryaka, Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.5.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.
19.4.5.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tyumen Oblast.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.5.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Noyabrsk, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.5.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sverdlovsk Oblast.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Khanty-Mansiisk Autonomous Okrug—Yugra.
Location of branch: Surgut, Khanty-Mansiisk Autonomous Okrug—Yugra, Russian Federation.

4

19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: 35, ulitsa Oktyabrskaya, Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kemerovo Oblast.
Location of branch: Kemerovo, Kemerovo Oblast, Russian Federation.
19.4.6.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Altai Territory.
Location of branch: Barnaul, Altai Territory, Russian Federation.
19.4.6.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnoyarsk Territory.
Location of branch: Krasnoyarsk, Krasnoyarsk Territory, Russian Federation.
19.4.6.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tomsk Oblast.
Location of branch: Tomsk, Tomsk Oblast, Russian Federation.
19.4.6.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.6.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novosibirsk Oblast.
Location of branch: Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Omsk Oblast.
Location of branch: Omsk, Omsk Oblast, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Far East Macroregion.
Location of branch: 53 A, ulitsa Nekrasova, Vladivostok, Primorye Territory, Russian Federation.
19.4.7.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.
19.4.7.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.
Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.
19.4.7.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District.
19.4.7.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Khabarovsk Krai.
Location of branch: Khabarovsk, Khabarovsk Krai, Russian Federation.
19.4.8.

5

19.4.8.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.
19.4.8.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.8.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.
19.4.8.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.8.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.8.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Yaroslavl Oblast, Russian Federation.
19.4.8.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.
19.4.8.10.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation."
2.
Clause 19.5 of the Charter is restated as follows:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: Minsk, Republic of Belarus.
19.5.2.	Representative office of Mobile TeleSystems Open Joint Stock Company in Ukraine.
Location of representative office: Kiev, Ukraine."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

6

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company No 65 of 15 April 2005

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	15 April 2005
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4. The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Northwest Macroregion.
Location of branch: 8, ulitsa Italyanskaya, St. Petersburg, Russian Federation.
19.4.1.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation
19.4.1.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.1.3.	Branch of Mobile TeleSystems Open Joint Stock Company in St. Petersburg.
Location of branch: St. Petersburg, Russian Federation.
19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Arkhangelsk Oblast.
Location of branch: Arkhangelsk, Arkhangelsk Oblast, Russian Federation.
19.4.1.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Vologda Oblast.
Location of branch: Vologda, Vologda Oblast, Russian Federation.
19.4.1.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaliningrad Oblast.
Location of branch: Kaliningrad, Kalinigrad Oblast, Russian Federation.
19.4.1.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Murmansk Oblast.
Location of branch: Murmansk, Murmansk Oblast, Russian Federation.
19.4.1.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novgorod Oblast.
Location of branch: V. Novgorod, Novgorod Oblast, Russian Federation.

19.4.1.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Karelia.
Location of branch: Petrozavodsk, Republic of Karelia, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the South Macroregion.
Location of branch: 61, ulitsa Gimnazicheskaya, Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.2.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Stavropol Territory.
Location of branch: Stavropol, Stavropol Territory, Russian Federation.
19.4.2.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnodar Territory.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Rostov Oblast.
Location of branch: Rostov-na-Donu, Rostov blast, Russian Federation.
19.4.2.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Novorossiisk.
Location of branch:
19.4.2.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Sochi.
Location of branch: Sochi, Krasnodar Krai, Russian Federation.
19.4.2.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Adyghe Republic.
Location of branch: Maikop, Adyghe Republic, Russian Federation.
19.4.2.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Astrakhan Oblast.
Location of branch: Astrakhan, Astrakhan Oblast, Russian Federation.
19.4.2.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volgograd Oblast.
Location of branch: Volgograd, Volgograd Oblast, Russian Federation.
19.4.2.10.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kabardin-Balkar Republic.
Location of branch: Nalchik, Kabardin-Balkar Republic, Russian Federation.
19.4.2.11.	Branch of Mobile TeleSystems Open Joint Stock Company in the Karachaevo-Cherkessia Republic.
Location of branch: Location of branch: Cherkessk, Karachaevo-Cherkessia Republic, Russian Federation.

2

19.4.2.12.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ingush Republic.
Location of branch: Nazran, Ingush Republic, Russian Federation.
19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga SE Macroregion.
Location of branch: Samara, Samara Oblast, Russian Federation.
19.4.3.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.3.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.3.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: 61 A, Chernorechenskaya, Samara, Samara Oblast, Russian Federation.
19.4.3.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ulyanovsk Oblast.
Location of branch: Ulyanovsk, Ulyanovsk Oblast, Russian Federation.
19.4.3.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Bashkortostan.
Location of branch: Ufa, Republic of Bashkortostan, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga NW Macroregion.
Location of branch: 61, ulitsa Beketova, Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chuvash Republic—Chuvashia.
Location of branch: Cheboksary, Chuvash Republic—Chuvashia, Russian Federation.
19.4.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mordovia.
Location of branch: Saransk, Republic of Mordovia, Russian Federation.
19.4.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mari El.
Location of branch: Ioshkar-Ola, Republic of Mari El, Russian Federation.

3

19.4.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Izhevsk, Udmurt Republic.
Location of branch: Izhevsk, Udmurt Republic, Russian Federation.
19.4.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tatarstan.
Location of branch: Kazan, Republic of Tatarstan, Russian Federation.
19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Urals Macroregion.
Location of branch: 128, ulitsa Mamina-Sibiryaka, Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.5.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.
19.4.5.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tyumen Oblast.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.5.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Noyabrsk, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.5.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sverdlovsk Oblast.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Khanty-Mansiisk Autonomous Okrug—Yugra.
Location of branch: Surgut, Khanty-Mansiisk Autonomous Okrug—Yugra, Russian Federation.
19.4.5.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Komi-Permyak Autonomous Okrug.
Location of branch: Kudymkar, Komi-Permyak Autonomous Okrug, Russian Federation.
19.4.5.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: 35, ulitsa Oktyabrskaya, Novosibirsk, Novosibirsk Oblast, Russian Federation.

4

19.4.6.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kemerovo Oblast.
Location of branch: Kemerovo, Kemerovo Oblast, Russian Federation.
19.4.6.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Altai Territory.
Location of branch: Barnaul, Altai Territory, Russian Federation.
19.4.6.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnoyarsk Territory.
Location of branch: Krasnoyarsk, Krasnoyarsk Territory, Russian Federation.
19.4.6.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tomsk Oblast.
Location of branch: Tomsk, Tomsk Oblast, Russian Federation.
19.4.6.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.6.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novosibirsk Oblast.
Location of branch: Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Omsk Oblast.
Location of branch: Omsk, Omsk Oblast, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Far East Macroregion.
Location of branch: 53 A, ulitsa Nekrasova, Vladivostok, Primorye Territory, Russian Federation.
19.4.7.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.
19.4.7.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.
Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.
19.4.7.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District.
19.4.7.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Khabarovsk Krai.
Location of branch: Khabarovsk, Khabarovsk Krai, Russian Federation.
19.4.8.
19.4.8.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.

5

19.4.8.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.8.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.
19.4.8.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.8.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.8.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Yaroslavl Oblast, Russian Federation.
19.4.8.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.
19.4.8.10.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation."
2.
Clause 19.5 of the Charter is restated as follows:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: Minsk, Republic of Belarus.
19.5.2.	Representative office of Mobile TeleSystems Open Joint Stock Company in Ukraine.
Location of representative office: Kiev, Ukraine."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

6

APPROVED
Minutes of meeting of the Board of Directors of Mobile TeleSystems Open Joint Stock Company No 66 of 17 May 2005

REVISIONS AND ADDITIONS TO CHARTER of Mobile TeleSystems Open Joint Stock Company registered on 28 June 2002
Moscow	17 May 2005
1.
Clause 19.4 of the Charter is restated as follows:

        "19.4. The Company has the following branches:

19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Northwest Macroregion.
Location of branch: 8, ulitsa Italyanskaya, St. Petersburg, Russian Federation.
19.4.1.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Syktyvkar, Republic of Komi.
Location of branch: Syktyvkar, Republic of Komi, Russian Federation
19.4.1.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Pskov.
Location of branch: Pskov, Pskov Oblast, Russian Federation.
19.4.1.3.	Branch of Mobile TeleSystems Open Joint Stock Company in St. Petersburg.
Location of branch: St. Petersburg, Russian Federation.
19.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Arkhangelsk Oblast.
Location of branch: Arkhangelsk, Arkhangelsk Oblast, Russian Federation.
19.4.1.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Vologda Oblast.
Location of branch: Vologda, Vologda Oblast, Russian Federation.
19.4.1.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaliningrad Oblast.
Location of branch: Kaliningrad, Kalinigrad Oblast, Russian Federation.
19.4.1.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Murmansk Oblast.
Location of branch: Murmansk, Murmansk Oblast, Russian Federation.
19.4.1.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novgorod Oblast.
Location of branch: V. Novgorod, Novgorod Oblast, Russian Federation.

19.4.1.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Karelia.
Location of branch: Petrozavodsk, Republic of Karelia, Russian Federation.
19.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the South Macroregion.
Location of branch: 61, ulitsa Gimnazicheskaya, Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Kalmykia.
Location of branch: Elista, Republic of Kalmykia, Russian Federation.
19.4.2.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Stavropol Territory.
Location of branch: Stavropol, Stavropol Territory, Russian Federation.
19.4.2.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnodar Territory.
Location of branch: Krasnodar, Krasnodar Territory, Russian Federation.
19.4.2.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Rostov Oblast.
Location of branch: Rostov-na-Donu, Rostov blast, Russian Federation.
19.4.2.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Novorossiisk.
Location of branch:
19.4.2.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Sochi.
Location of branch: Sochi, Krasnodar Krai, Russian Federation.
19.4.2.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Adyghe Republic.
Location of branch: Maikop, Adyghe Republic, Russian Federation.
19.4.2.8.	Branch of Mobile TeleSystems Open Joint Stock Company in the Astrakhan Oblast.
Location of branch: Astrakhan, Astrakhan Oblast, Russian Federation.
19.4.2.9.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volgograd Oblast.
Location of branch: Volgograd, Volgograd Oblast, Russian Federation.
19.4.2.10.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kabardin-Balkar Republic.
Location of branch: Nalchik, Kabardin-Balkar Republic, Russian Federation.
19.4.2.11.	Branch of Mobile TeleSystems Open Joint Stock Company in the Karachaevo-Cherkessia Republic.
Location of branch: Location of branch: Cherkessk, Karachaevo-Cherkessia Republic, Russian Federation.

2

19.4.2.12.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ingush Republic.
Location of branch: Nazran, Ingush Republic, Russian Federation.
19.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga SE Macroregion.
Location of branch: Samara, Samara Oblast, Russian Federation.
19.4.3.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Orenburg.
Location of branch: Orenburg, Orenburg Oblast, Russian Federation.
19.4.3.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Saratov.
Location of branch: Saratov, Saratov Oblast, Russian Federation.
19.4.3.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Samara.
Location of branch: 61 A, Chernorechenskaya, Samara, Samara Oblast, Russian Federation.
19.4.3.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Ulyanovsk Oblast.
Location of branch: Ulyanovsk, Ulyanovsk Oblast, Russian Federation.
19.4.3.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Bashkortostan.
Location of branch: Ufa, Republic of Bashkortostan, Russian Federation.
19.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Volga NW Macroregion.
Location of branch: 61, ulitsa Beketova, Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Nizhny Novgorod.
Location of branch: Nizhny Novgorod, Nizhny Novgorod Oblast, Russian Federation.
19.4.4.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kirov.
Location of branch: Kirov, Kirov Oblast, Russian Federation.
19.4.4.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chuvash Republic—Chuvashia.
Location of branch: Cheboksary, Chuvash Republic—Chuvashia, Russian Federation.
19.4.4.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mordovia.
Location of branch: Saransk, Republic of Mordovia, Russian Federation.
19.4.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Mari El.
Location of branch: Ioshkar-Ola, Republic of Mari El, Russian Federation.

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19.4.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Izhevsk, Udmurt Republic.
Location of branch: Izhevsk, Udmurt Republic, Russian Federation.
19.4.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tatarstan.
Location of branch: Kazan, Republic of Tatarstan, Russian Federation.
19.4.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Urals Macroregion.
Location of branch: 5, Marshala Zhukova, Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Chelyabinsk.
Location of branch: Chelyabinsk, Chelyabinsk Oblast, Russian Federation.
19.4.5.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Kurgan.
Location of branch: Kurgan, Kurgan Oblast, Russian Federation.
19.4.5.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tyumen Oblast.
Location of branch: Tyumen, Tyumen Oblast, Russian Federation.
19.4.5.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Yamalo-Nenets Autonomous District.
Location of branch: Noyabrsk, Yamalo-Nenets Autonomous District, Russian Federation.
19.4.5.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sverdlovsk Oblast.
Location of branch: Ekaterinburg, Sverdlovsk Oblast, Russian Federation.
19.4.5.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Khanty-Mansiisk Autonomous Okrug—Yugra.
Location of branch: Surgut, Khanty-Mansiisk Autonomous Okrug—Yugra, Russian Federation.
19.4.5.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Perm.
Location of branch: Perm, Perm Oblast, Russian Federation.
19.4.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Siberia Macroregion.
Location of branch: 35, ulitsa Oktyabrskaya, Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.1.	Branch of Mobile TeleSystems Open Joint Stock Company in the Kemerovo Oblast.
Location of branch: Kemerovo, Kemerovo Oblast, Russian Federation.

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19.4.6.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Altai Territory.
Location of branch: Barnaul, Altai Territory, Russian Federation.
19.4.6.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Krasnoyarsk Territory.
Location of branch: Krasnoyarsk, Krasnoyarsk Territory, Russian Federation.
19.4.6.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Tomsk Oblast.
Location of branch: Tomsk, Tomsk Oblast, Russian Federation.
19.4.6.5.	Branch of Mobile TeleSystems Open Joint Stock Company in the Republic of Tuva.
Location of branch: Kyzyl, Republic of Tuva, Russian Federation.
19.4.6.6.	Branch of Mobile TeleSystems Open Joint Stock Company in the Novosibirsk Oblast.
Location of branch: Novosibirsk, Novosibirsk Oblast, Russian Federation.
19.4.6.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Omsk Oblast.
Location of branch: Omsk, Omsk Oblast, Russian Federation.
19.4.7.	Branch of Mobile TeleSystems Open Joint Stock Company in the Far East Macroregion.
Location of branch: 53 A, ulitsa Nekrasova, Vladivostok, Primorye Territory, Russian Federation.
19.4.7.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Blagoveshchensk.
Location of branch: Blagoveshchensk, Amur Oblast, Russian Federation.
19.4.7.2.	Branch of Mobile TeleSystems Open Joint Stock Company in the Sakhalin Oblast.
Location of branch: Yuzhno-Sakhalinsk, Sakhalin Oblast, Russian Federation.
19.4.7.3.	Branch of Mobile TeleSystems Open Joint Stock Company in the Chukotka Autonomous District.
Location of branch: Anadyr, Chukotka Autonomous District.
19.4.7.4.	Branch of Mobile TeleSystems Open Joint Stock Company in the Khabarovsk Krai.
Location of branch: Khabarovsk, Khabarovsk Krai, Russian Federation.
19.4.8.
19.4.8.1.	Branch of Mobile TeleSystems Open Joint Stock Company in Tula.
Location of branch: Tula, Tula Oblast, Russian Federation.
19.4.8.2.	Branch of Mobile TeleSystems Open Joint Stock Company in Smolensk.
Location of branch: Smolensk, Smolensk Oblast, Russian Federation.
19.4.8.3.	Branch of Mobile TeleSystems Open Joint Stock Company in Ryazan.
Location of branch: Ryazan, Ryazan Oblast, Russian Federation.

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19.4.8.4.	Branch of Mobile TeleSystems Open Joint Stock Company in Vladimir.
Location of branch: Vladimir, Vladimir Oblast, Russian Federation.
19.4.8.5.	Branch of Mobile TeleSystems Open Joint Stock Company in Kaluga.
Location of branch: Kaluga, Kaluga Oblast, Russian Federation.
19.4.8.6.	Branch of Mobile TeleSystems Open Joint Stock Company in Kostroma.
Location of branch: Kostroma, Kostroma Oblast, Russian Federation.
19.4.8.7.	Branch of Mobile TeleSystems Open Joint Stock Company in Tver.
Location of branch: Tver, Tver Oblast, Russian Federation.
19.4.8.8.	Branch of Mobile TeleSystems Open Joint Stock Company in Yaroslavl.
Location of branch: Yaroslavl, Yaroslavl Oblast, Russian Federation.
19.4.8.9.	Branch of Mobile TeleSystems Open Joint Stock Company in Ivanovo.
Location of branch: Ivanovo, Ivanovo Oblast, Russian Federation.
19.4.8.10.	Branch of Mobile TeleSystems Open Joint Stock Company in Tambov.
Location of branch: Tambov, Tambov Oblast, Russian Federation."
2.
Clause 19.5 of the Charter is restated as follows:

        "19.5. The Company has the following representative offices:

19.5.1.	Representative office of Mobile TeleSystems Open Joint Stock Company in the Republic of Belarus.
Location of representative office: Minsk, Republic of Belarus.
19.5.2.	Representative office of Mobile TeleSystems Open Joint Stock Company in Ukraine.
Location of representative office: Kiev, Ukraine."

V. V. Sidorov
President,
Mobile TeleSystems Open Joint Stock Company

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QuickLinks

1. General Provisions
2. Purpose and Principal Lines of Activity
3. Rights of the Company
4. Rights and Obligations of the Company's Shareholders
5. Charter Capital of the Company
6. Property and Funds of the Company
7. Shares
8. Placement of Shares and Other Securities of the Company.
9. Dividends
10. Bonds and Other Securities of the Company
11. Managerial bodies of the Company
12. General Meeting of Shareholders
13. Board of Directors
14. President
15. Reports of the Company
16. Audit Commission
17. Register of Shareholders
18. Liquidation and reorganization
19. Subsidiaries, branches, and representative offices
20. Audit
21. Intellectual Property
22. Information about the Company
23. Documents of the Company